UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10555

PIMCO Corporate & Income Strategy Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: July 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Annual Report

July 31, 2015

PIMCO Corporate & Income Opportunity Fund

PIMCO Corporate & Income Strategy Fund

PIMCO High Income Fund

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

Letter from the Chairman of the Board & President

Dear Shareholder:

The financial markets experienced periods of volatility during each Fund’s reporting period.1 Investor sentiment was challenged at times given mixed economic data, uncertainties surrounding future global monetary policy, geopolitical issues and, most recently, the debt crisis in Greece.

For the periods ended July 31, 2015

After expanding in the third and fourth quarters of 2014, economic growth in the U.S. moderated during the first quarter of 2015. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 4.3% and 2.2% annual pace during the third and fourth quarters of 2014, respectively. According to the Commerce Department, GDP grew at a tepid annual pace of 0.6% for the first quarter of 2015. This was attributed to contractions in net exports, nonresidential fixed investment (i.e. spending on plants and equipment) and state and local government spending. In addition, consumer spending decelerated, as it grew a modest 1.8% during the first quarter of 2015 versus 4.4% for the fourth quarter of 2014. However, this appeared to be a temporary setback due to colder than usual weather and labor disputes at West Coast ports, as the Commerce Department’s second estimate — released after the reporting periods had ended — showed that GDP grew at an annual pace of 3.7% for the second quarter of 2015.

Federal Reserve (“Fed”) monetary policy remained accommodative. However, the central bank appeared to be moving closer to raising interest rates for the first time since 2006. As expected, following its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. Then, at its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Finally, at its meeting in July, the Fed said that it “… currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Economic growth outside the U.S. was mixed over the past few quarters. Anemic growth and concerns of deflation in the eurozone caused the European Central Bank (“ECB”) to announce that beginning in March 2015, it would start a €60 billion-a-month bond-buying program that is expected to run until September 2016, or longer if needed to achieve an inflation rate consistent with the ECB’s longer-term target. The ECB announcement and a still-benign U.S. rates environment were supportive for emerging market asset prices initially, although toward the end of the reporting period, riskier asset classes succumbed to pressures from slower economic growth, volatility in Chinese equities, increased uncertainty over the resolution of the Greek crisis and higher volatility in commodity markets.

Outlook

PIMCO continues to see a multi-speed world of economies converging to modest trend growth rates, a view now shared by the International Monetary Fund, which, in its most recent world economic outlook, materially marked down its estimates of potential growth in both developed and emerging economies. PIMCO also sees a global economy that is no longer restrained by private sector delevering but, instead, is learning to live with record levels of public and private debt, without a cushion that would be provided by more rapid growth or higher inflation.

While the threat of deflation in Japan and the eurozone has diminished due to quantitative easing programs put in place by the ECB and the Bank of Japan, PIMCO’s baseline forecast does not foresee an imminent rise in prices toward the 2% inflation targets these central banks aim to achieve. Regarding financial markets, PIMCO believes that we participate in a global financial system that is better capitalized than before the financial crisis of 2008–2009 and perhaps less vulnerable to a systemic run. That being said, PIMCO understands that this environment potentially offers less liquidity to investors as the global balance sheet available for market-making shrinks.

1 Please note that several of the Fund’s fiscal year ends were recently changed to July 31, 2015; therefore, the length of each Fund’s reporting period will differ depending on its former fiscal year end. Please see “Notes to Financial Statements” for further detail.

2	PIMCO CLOSED-END FUNDS

For all these reasons, PIMCO continues to believe that we are now, and will be for some time, operating in a “new neutral” world in which central banks will be constrained to set policy rates at levels well below those that prevailed before the financial crisis of 2008–2009.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the periods ended July 31, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

ANNUAL REPORT	JULY 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value “NAV”. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, however, in applying certain of a Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

4	PIMCO CLOSED-END FUNDS

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate

ANNUAL REPORT	JULY 31, 2015	5

Important Information About the Funds (Cont.)

securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union (“EMU”) member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

6	PIMCO CLOSED-END FUNDS

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PIMCO Corporate & Income Opportunity Fund	12/27/02
PIMCO Corporate & Income Strategy Fund	12/21/01
PIMCO High Income Fund	04/30/03
PIMCO Income Strategy Fund	08/29/03
PIMCO Income Strategy Fund II	10/29/04

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JULY 31, 2015	7

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Allocation Breakdown†

Corporate Bonds & Notes	37.8%
Mortgage-Backed Securities	29.7%
Asset-Backed Securities	8.2%
Municipal Bonds & Notes	7.8%
Short-Term Instruments	5.3%
U.S. Government Agencies	5.2%
Other	6.0%
†	% of Investments, at value as of 07/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2015)(1)

Market Price	$14.31
NAV	$14.23
Premium/(Discount) to NAV	0.56%
Market Price Distribution Yield(2)	10.90%
NAV Distribution Yield(2)	10.96%
Total Effective Leverage(3)	37%

Average Annual Total Return(1) for the period ended July 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	-8.63%	10.99%	11.48%	13.14%
NAV	5.28%	15.28%	13.47%	14.49%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a November 30 to a July 31 fiscal year end. For the period December 1, 2014 through July 31, 2015, the Fund’s total return was -13.61% and 3.75% on a market price and NAV basis, respectfully.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swaps and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. Total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Corporate & Income Opportunity Fund’s primary investment objective is to seek high current income, with capital preservation and capital appreciation as secondary objectives.

Fund Insights

»

For the period from December 1, 2014 through July 31, 2015, an allocation to non-agency mortgage-backed securities was a major contributor to performance, as the sector continued to benefit from the improving U.S. housing market.

»

The Fund’s partial redemption of auction rate preferred shares (ARPS)± had a significant, one-time positive impact on returns, as redemption was done below face value. This was accretive to the Fund’s returns for common shareholders.

»

The Fund’s exposure to select high yield corporate bonds significantly contributed to performance. In particular, an allocation to bank capital securities at the junior parts of capital structure was beneficial. In addition, security selection in the entertainment sector was also positive for performance.

»

The Fund’s emerging market holdings contributed modestly to performance, as Russian hard-currency denominated bonds posted solid performance given stabilizing oil prices later in the reporting period and normalization in Russia’s external geopolitical position.

»

The Fund’s exposure to U.S. interest rate duration was positive for performance. Nevertheless, short interest rate exposure at the long end of the yield curve detracted from returns, as long-term rates declined during the period. The overall impact to the portfolio from U.S. interest rate exposure and yield curve positioning was neutral.

»

The Fund’s exposure to Brazilian hard-currency denominated assets detracted from performance. Investor sentiment for these securities was weighed down by the country’s weaker economic condition, higher inflation and rating downgrades with a negative outlook.

»	The Fund’s exposure to select taxable municipal bonds detracted from returns.

±	See Note 12 in the Notes to Financial Statements for more information.

8	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Allocation Breakdown†

Corporate Bonds & Notes	38.8%
Mortgage-Backed Securities	27.8%
Short-Term Instruments	14.4%
Municipal Bonds & Notes	5.8%
Asset-Backed Securities	4.3%
Other	8.9%
†	% of Investments, at value as of 07/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2015)(1)

Market Price	$13.71
NAV	$14.75
Premium/(Discount) to NAV	-7.05%
Market Price Distribution Yield(2)	9.85%
NAV Distribution Yield(2)	9.15%
Total Effective Leverage(3)	27%

Average Annual Total Return(1) for the period ended July 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	-4.40%	9.33%	10.59%	10.76%
NAV	5.53%	13.64%	12.14%	12.29%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a October 31 to a July 31 fiscal year end. For the period November 1, 2014 through July 31, 2015, the Fund’s total return was -7.12% and 3.55% on a market price and NAV basis, respectfully.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swaps and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. Total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with a secondary objective of capital preservation and appreciation.

Fund Insights

»

For the period from November 1, 2014 through July 31, 2015, an allocation to non-agency mortgage-backed securities was a primary contributor to performance, as the sector continued to benefit from the improving U.S. housing market.

»

The Fund’s exposure to U.S. interest rate duration contributed significantly to returns. However, short interest rate exposure at the long end of the yield curve mitigated some gains, as long-term rates declined during the reporting period. The overall impact to the portfolio from U.S. interest rate exposure and yield curve positioning was modestly positive for performance.

»	The Fund’s exposure to select high yield corporate bonds contributed to performance. In particular, an allocation to bank capital securities at the junior parts of capital structure was beneficial.

»

The Fund’s emerging market holdings contributed to returns, as exposure to Russian bonds posted solid results given stabilizing oil prices in the later part of the reporting period and normalization in Russia’s external geopolitical position.

»

The Fund’s exposure to Brazilian local and hard-currency denominated bonds detracted from performance. Investor sentiment for these securities was weighed down by the country’s weaker economic condition, higher inflation and rating downgrades with a negative outlook.

»	The Fund’s exposure to select taxable municipal bonds detracted from returns.

ANNUAL REPORT	JULY 31, 2015	9

PIMCO High Income Fund

Symbol on NYSE - PHK

Allocation Breakdown†

Corporate Bonds & Notes	49.6%
Mortgage-Backed Securities	18.8%
Municipal Bonds & Notes	12.3%
Asset-Backed Securities	8.2%
Short-Term Instruments	3.4%
Other	7.7%
†	% of Investments, at value as of 07/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2015)(1)

Market Price	$9.71
NAV	$7.37
Premium/(Discount) to NAV	31.75%
Market Price Distribution Yield(2)	15.06%
NAV Distribution Yield(2)	19.84%
Total Effective Leverage(3)	29%

Average Annual Total Return(1) for the period ended July 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	-14.12%	6.98%	10.05%	10.32%
NAV	5.12%	15.63%	10.79%	11.57%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a March 31 to a July 31 fiscal year end. For the period April 1, 2015 through July 31, 2015, the Fund’s total return was -18.40% and 3.55% on a market price and NAV basis, respectfully.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements, and other borrowings, credit default swaps and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. Total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights

»

For the period from April 1, 2015 through July 31, 2015, an allocation to non-agency mortgage-backed securities was a primary contributor to performance, as the sector continued to benefit from the improving U.S. housing market.

»

The Fund’s U.S. short interest rate exposure at the long end of the U.S. Treasury yield curve contributed significantly to returns. This position helped to offset the negative impact of higher U.S. interest rates elsewhere in the portfolio, resulting in an overall positive impact to the portfolio from U.S. interest rates exposure.

»

The Fund’s emerging market holdings contributed substantially to performance, as Russian quasi-sovereign corporate bond holdings posted positive results given stabilizing oil prices and normalization in Russia’s external geopolitical position.

»

Despite widening spreads, the Fund’s exposure to select high yield corporate bonds contributed to performance as these holdings generated an attractive coupon return. In addition, security selection in the entertainment sector was positive for performance.

»	The Fund’s exposure to select taxable municipal bonds detracted from returns.

»

The Fund’s exposure to Brazilian hard-currency denominated assets detracted from returns. Investor sentiment for these securities was weighed down by the country’s weaker economic conditions, higher inflation and rating downgrades with a negative outlook.

»	The Fund’s tactical interest rate exposure in the United Kingdom was modestly negative for performance, as rates rose across the yield curve in the country given the strength of its economy.

10	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund

Symbol on NYSE - PFL

Allocation Breakdown†

Corporate Bonds & Notes	50.0%
Mortgage-Backed Securities	15.9%
Asset-Backed Securities	15.6%
Municipal Bonds & Notes	6.8%
Preferred Securities	4.4%
Other	7.3%
†	% of Investments, at value as of 07/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2015)(1)

Market Price	$10.39
NAV	$11.46
Premium/(Discount) to NAV	-9.34%
Market Price Distribution Yield(2)	10.39%
NAV Distribution Yield(2)	9.42%
Total Effective Leverage(3)	21%

Average Annual Total Return(1) for the period ended July 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	-2.62%	8.67%	5.69%	5.13%
NAV	4.66%	12.76%	6.59%	6.53%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements, and other borrowings, credit default swaps and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. Total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Income Strategy Fund’s primary investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights

»

For the period from August 1, 2014 through July 31, 2015, an allocation to certain agency mortgage derivatives was a major contributor to performance given positive security selection and attractive income.

»

The Fund’s partial redemption of auction rate preferred shares (ARPS)± had a significant, one-time positive impact on returns, as redemption was done below face value. This was accretive to the Fund’s returns for common shareholders.

»	An allocation to non-agency mortgage-backed securities was a significant contributor to performance, as the sector continued to benefit from the improving U.S. housing market.

»

The Fund’s exposure to U.S. interest rate duration contributed significantly to returns. Nevertheless, short interest rate exposure at the long end of the yield curve offset some of the gains, as long-term rates declined during the reporting period.

»

The Fund’s exposure to select high yield corporate bonds contributed to performance. In particular, an allocation to bank capital securities (especially at junior parts of the capital structure), as well as security selection in the utilities and entertainment sectors, was positive for performance. In contrast, security selection in the manufacturing sector was negative for performance.

»	The Fund’s exposure to hard-currency denominated Russian bonds posted positive performance as an attractive coupon return helped offset wider spreads.

»

The Fund’s exposure to Brazilian local and hard-currency denominated bonds detracted from performance. Investor sentiment for these securities was weighed down by the country’s weaker economic condition, higher inflation and rating downgrades with a negative outlook.

»	The Fund’s exposure to investment grade corporate bonds detracted from performance as their spreads widened during the reporting period.

»	The Fund’s exposure to select taxable municipal bonds detracted from returns.

±	See Note 12 in the Notes to Financial Statements for more information.

ANNUAL REPORT	JULY 31, 2015	11

PIMCO Income Strategy Fund II

Symbol on NYSE - PFN

Allocation Breakdown†

Corporate Bonds & Notes	47.0%
Mortgage-Backed Securities	25.1%
Municipal Bonds & Notes	8.6%
Asset-Backed Securities	8.1%
U.S. Government Agencies	2.5%
Other	8.7%
†	% of Investments, at value as of 07/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2015)(1)

Market Price	$9.41
NAV	$10.27
Premium/(Discount) to NAV	-8.37%
Market Price Distribution Yield(2)	10.20%
NAV Distribution Yield(2)	9.35%
Total Effective Leverage(3)	19%

Average Annual Total Return(1) for the period ended July 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	-0.12%	9.43%	4.94%	3.94%
NAV	4.97%	13.17%	5.27%	5.26%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements, and other borrowings, credit default swaps and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. Total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Income Strategy Fund II’s primary investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights

»

For the period from August 1, 2014 through July 31, 2015, an allocation to non-agency mortgage-backed securities was a major contributor to performance, as the sector continued to benefit from the improving U.S. housing market.

»

The Fund’s partial redemption of auction rate preferred shares (ARPS)± had a significant, one-time positive impact on returns, as redemption was done below face value. This was accretive to the Fund’s returns for common shareholders.

»

The Fund’s exposure to U.S. interest rate duration was significantly positive for performance. However, short interest rate exposure at the long end of the yield curve detracted from performance, as long-term rates declined during the reporting period. The overall impact to the portfolio from U.S. interest rate exposure and yield curve positioning plus an attractive carry, or the rate of interest earned by holding the respective securities, was positive.

»

The Fund’s exposure to select high yield corporate bonds contributed to performance. In particular, an allocation to bank capital securities (especially at junior parts of the capital structure), as well as security selection in the utilities and entertainment sectors, was positive for performance. In contrast, security selection in the manufacturing sector was negative for performance.

»	The Fund’s exposure to hard-currency denominated Russian corporate and quasi-sovereign bonds was positive for performance as an attractive coupon return helped offset wider spreads.

»

The Fund’s exposure to Brazilian local and hard-currency denominated bonds detracted significantly from performance. Investor sentiment for these securities was weighed down by the country’s weaker economic condition, higher inflation and rating downgrades with a negative outlook.

»

The Fund’s exposure to select taxable municipal bonds was a detractor from performance given wider spreads, as the market overall was impacted by negative news flow out of Puerto Rico, as well as a supply/demand imbalance. In addition, security selection within this sector detracted from performance, as a specific very long-dated bond sold off due to issue-specific factors.

±	See Note 12 in the Notes to Financial Statements for more information.

12	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JULY 31, 2015	13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Distributions on Preferred Shares from Net Investment Income and Realized Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income	Distributions to Common Shareholders from Net Realized Capital Gain

PIMCO Corporate & Income Opportunity Fund
12/01/2014 - 07/31/2015(f)	$15.41	$0.68	$(0.33)	$0.35	$(0.00)^	$0.35	$(1.69)	$0.00
11/30/2014	16.62	1.14	1.06	2.20	(0.01)	2.19	(1.56)	(1.84)
11/30/2013	17.58	1.43	0.19	1.62	(0.00)	1.62	(1.82)	(0.76)
11/30/2012	14.22	1.68	3.87	5.55	(0.01)	5.54	(2.18)	0.00
11/30/2011	16.29	1.88	(1.87)	0.01	(0.01)	0.00	(2.07)	0.00
11/30/2010	13.63	1.80	2.83	4.63	(0.01)	4.62	(1.96)	0.00

PIMCO Corporate & Income Strategy Fund
11/01/2014 - 07/31/2015(g)	$15.60	$0.73	$(0.21)	$0.52	$(0.00)^	$0.52	$(1.37)	$0.00
10/31/2014	16.04	0.99	0.87	1.86	(0.00)^	1.86	(1.35)	(0.95)
10/31/2013	15.90	1.28	0.44	1.72	(0.01)	1.71	(1.57)	0.00
10/31/2012	13.67	1.57	2.47	4.04	(0.01)	4.03	(1.80)	0.00
10/31/2011	15.51	1.72	(1.87)	(0.15)	(0.01)	(0.16)	(1.68)	0.00
10/31/2010	12.88	1.61	2.90	4.51	(0.01)	4.50	(1.87)	0.00

PIMCO High Income Fund
04/01/2015 - 07/31/2015(h)	$7.59	$0.21	$0.06	$0.27	$(0.00)^	$0.27	$(0.33)	$0.00
03/31/2015	8.23	0.94	(0.12)	0.82	(0.00)^	0.82	(1.46)	0.00
03/31/2014	8.65	0.84	0.20	1.04	(0.00)^	1.04	(1.35)	0.00
03/31/2013	7.87	0.81	1.43	2.24	(0.00)^	2.24	(1.42)	0.00
03/31/2012	9.42	0.96	(1.05)	(0.09)	(0.00)^	(0.09)	(1.39)	0.00
03/31/2011	8.73	1.13	1.03	2.16	(0.01)	2.15	(1.46)	0.00

PIMCO Income Strategy Fund
07/31/2015	$12.15	$0.79	$(0.34)	$0.45	$(0.03)	$0.42	$(1.22)	$0.00
07/31/2014	11.70	0.79	0.78	1.57	(0.04)	1.53	(1.08)	0.00
07/31/2013	11.35	0.92	0.87	1.79	(0.04)	1.75	(1.40)	0.00
07/31/2012	11.39	1.16	(0.04)	1.12	(0.05)	1.07	(1.11)	0.00
07/31/2011	10.62	1.24	0.79	2.03	(0.05)	1.98	(1.21)	0.00

PIMCO Income Strategy Fund II
07/31/2015	$10.88	$0.70	$(0.29)	$0.41	$(0.03)	$0.38	$(1.11)	$0.00
07/31/2014	10.29	0.72	0.87	1.59	(0.04)	1.55	(0.96)	0.00
07/31/2013	10.23	0.88	0.68	1.56	(0.04)	1.52	(1.46)	0.00
07/31/2012	10.04	1.03	0.03	1.06	(0.04)	1.02	(0.83)	0.00
07/31/2011	9.29	1.03	0.73	1.76	(0.04)	1.72	(0.97)	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(c)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(e)	Interest expense primarily relates to participation in borrowing and financing transactions, see Note 5 in the Notes to Financial Statements for more information.
(f)	Fiscal year end changed from November 30th to July 31st.
(g)	Fiscal year end changed from October 31st to July 31st.
(h)	Fiscal year end changed from March 31st to July 31st.
(i)

Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.

(j)	See Note 12 in the Notes to Financial Statements.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions to Common Shareholders (b)		Increase Resulting from Tender and Repurchase of Auction- Rate Preferred Shares		Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (c)	Net Assets Applicable to Common Shareholders (000s)	Ratio of Expenses to Average Net Assets (d)(e)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (d)		Ratio of Net Investment Income to Average Net Assets		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$0.00	$(1.69	)(i)	$0.16	(j)	$14.23	$14.31	(13.61)%	$1,006,484	0.91	%*	0.90	%*	7.01	%*	130,743	34%
0.00	(3.40)		0.00		15.41	18.50	26.04	1,082,000	0.91		0.91		7.36		108,229	44
0.00	(2.58)		0.00		16.62	17.75	(0.15)	1,149,779	0.91		0.91		8.49		113,443	118
0.00	(2.18)		0.00		17.58	20.37	36.86	1,205,090	1.05		0.93		10.63		117,697	29
0.00	(2.07)		0.00		14.22	16.78	9.24	967,195	1.09		0.94		11.76		99,399	53
0.00	(1.96)		0.00		16.29	17.30	40.36	1,098,920	1.02		0.93		11.98		109,530	70

$0.00	$(1.37	)(i)	$0.00		$14.75	$13.71	(7.12)%	$570,122	1.07	%*	1.07	%*	6.51	%*	109,336	40%
0.00	(2.30)		0.00		15.60	16.18	8.84	599,980	1.09		1.09		6.32		113,753	48
0.00	(1.57)		0.00		16.04	17.15	3.48	612,225	1.10		1.09		7.91		115.565	108
0.00	(1.80)		0.00		15.90	18.17	33.21	603,483	1.32		1.14		11.03		114,270	28
0.00	(1.68)		0.00		13.67	15.27	4.78	515,041	1.30		1.16		11.56		101,188	32
0.00	(1.87)		0.00		15.51	16.24	41.86	579,963	1.24		1.17		11.64		110,790	52

$(0.16)	$(0.49	)(i)	$0.00		$7.37	$9.71	(18.40)%	$925,598	1.05	%*	1.03	%*	8.14	%*	104,245	8%
0.00	(1.46)		0.00		7.59	12.48	12.30	949,880	1.18		1.02		11.53		106,324	58
(0.11)	(1.46)		0.00		8.23	12.56	15.51	1,021,120	1.14		1.03		10.14		112,424	159
(0.04)	(1.46)		0.00		8.65	12.35	8.53	1,063,863	1.06		1.05		10.00		116,082	70
(0.07)	(1.46)		0.00		7.87	12.84	3.28	960,496	1.16		1.07		11.76		107,233	24
0.00	(1.46)		0.00		9.42	14.01	28.94	1,138,186	1.11		1.04		12.74		122,446	89

$0.00	$(1.22)		$0.11	(j)	$11.46	$10.39	(2.62)%	$289,909	1.30%		1.25%		6.67%		166,328	67%
0.00	(1.08)		0.00		12.15	11.87	9.95	306,475	1.19		1.18		6.71		122,004	113
0.00	(1.40)		0.00		11.70	11.83	5.69	294,017	1.24		1.21		7.59		118,058	63
0.00	(1.11)		0.00		11.35	12.52	12.02	283,285	1.85		1.65		10.93		114,654	23
0.00	(1.21)		0.00		11.39	12.39	19.67	282,691	1.51		1.41		11.00		114,474	44

$0.00	$(1.11)		$0.12	(j)	$10.27	$9.41	(0.12)%	$606,974	1.16%		1.13%		6.58%		189,105	63%
0.00	(0.96)		0.00		10.88	10.50	12.39	642,119	1.14		1.14		6.79		124,695	119
0.00	(1.46)		0.00		10.29	10.24	6.80	605,843	1.16		1.14		8.20		119,060	71
0.00	(0.83)		0.00		10.23	10.96	16.33	597,683	1.48		1.37		10.87		117,792	17
0.00	(0.97)		0.00		10.04	10.27	12.53	584,351	1.24		1.21		10.34		115,720	42

ANNUAL REPORT	JULY 31, 2015	15

Statements of Assets and Liabilities

July 31, 2015

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:
Investments, at value
Investments in securities*	$1,305,179	$741,235	$1,249,379	$345,872	$704,420
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,873	1,816	5,747	1,177	2,627
Over the counter	7,780	2,467	23,927	1,385	3,918
Cash	4,093	1,079	1	0	0
Deposits with counterparty	24,587	7,472	10,384	5,946	9,444
Foreign currency, at value	2,320	170	1,116	185	478
Receivable for investments sold	247	147	1,425	1,726	14,655
Interest and dividends receivable	12,100	5,675	14,361	2,963	6,538
Other assets	6	3	40	2	5
Total Assets	1,360,185	760,064	1,306,380	359,256	742,085

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$13,551	$0	$37,237	$5,596	$13,417
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,461	1,688	5,828	1,025	2,372
Over the counter	41,469	3,875	4,214	2,446	5,137
Payable for investments purchased	42,471	8,254	2,759	4,523	8,736
Deposits from counterparty	4,470	2,090	22,401	1,000	2,980
Distributions payable to common shareholders	9,198	4,350	15,299	2,277	4,728
Distributions payable to preferred shareholders	6	3	5	8	18
Overdraft due to custodian	0	0	0	561	4,202
Accrued management fees	734	544	844	272	533
Other liabilities	391	138	195	364	538
Total Liabilities	115,751	20,942	88,782	18,072	42,661

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 9,518, 6,760, 11,680, 2,051, 3,698 shares issued and outstanding, respectively)	237,950	169,000	292,000	51,275	92,450

Net Assets Applicable to Common Shareholders	$1,006,484	$570,122	$925,598	$289,909	$606,974

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,026,094	549,761	1,655,748	419,477	950,671
(Overdistributed) net investment income	(8,639)	(4,556)	(39,740)	(1,974)	(2,589)
Accumulated undistributed net realized (loss)	(90,337)	(17,390)	(819,888)	(145,869)	(381,439)
Net unrealized appreciation	79,365	42,307	129,477	18,275	40,330
	$1,006,484	$570,122	$925,598	$289,909	$606,974

Common Shares Issued and Outstanding	70,756	38,665	125,528	25,300	59,103

Net Asset Value Per Common Share	$14.23	$14.75	$7.37	$11.46	$10.27

Cost of Investments in securities	$1,262,717	$720,406	$1,210,914	$338,083	$690,335
Cost of Foreign Currency Held	$2,345	$171	$1,136	$198	$507
Cost or Premiums of Financial Derivative Instruments, net	$(36,208)	$(1,110)	$(144)	$(763)	$(1,599)

* Includes repurchase agreements of:	$30,731	$98,739	$8,584	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Period from December 1, 2014 to July 31, 2015 (b)	Year Ended November 30, 2014	Period from November 1, 2014 to July 31, 2015 (c)	Year Ended October 31, 2014

Investment Income:
Interest	$51,537	$83,525	$30,930	$43,441
Dividends	2,432	6,298	1,959	1,075
Total Income	53,969	89,823	32,889	44,516

Expenses:
Management fees	5,607	8,628	4,529	5,852
Auction agent fees and commissions	383	521	140	201
Trustee fees and related expenses	69	102	43	50
Interest expense	73	35	4	5
Auction rate preferred shares related expenses	93	20	7	32
Miscellaneous expense	0	0	0	2

Operating expenses pre-transition(a)
Custodian and accounting agent	0	272	0	185
Audit and tax services	0	86	0	62
Shareholder communications	0	98	0	79
New York Stock Exchange listing	0	41	0	25
Transfer agent	0	19	0	21
Legal	0	49	0	9
Insurance	0	31	0	21
Other expenses	0	1	0	4
Total Expenses	6,225	9,903	4,723	6,548

Net Investment Income	47,744	79,920	28,166	37,968

Net Realized Gain (Loss):
Investments in securities	24,639	20,828	10,936	23,674
Exchange-traded or centrally cleared financial derivative instruments	(38,600)	(38,505)	(10,029)	(23,734)
Over the counter financial derivative instruments	8,647	45,375	2,910	17,577
Foreign currency	318	395	136	94

Net Realized Gain (Loss)	(4,996)	28,093	3,953	17,611

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(36,582)	41,910	(16,394)	5,701
Exchange-traded or centrally cleared financial derivative instruments	21,492	779	6,213	12,196
Over the counter financial derivative instruments	(3,374)	164	(1,974)	(2,252)
Foreign currency assets and liabilities	95	(165)	23	(55)

Net Change in Unrealized Appreciation (Depreciation)	(18,369)	42,688	(12,132)	15,590

Distributions on Preferred Shares from Net Investment Income and Net Realized Capital Gains	$(313)	$(421)	$(160)	$(163)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$24,066	$150,280	$19,827	$71,006

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.
(b)	Fiscal year end changed from November 30th to July 31st.
(c)	Fiscal year end changed from October 31st to July 31st.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	17

Statements of Operations (Cont.)

	PIMCO High Income Fund		PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

(Amounts in thousands†)	Period from April 1, 2015 to July 31, 2015 (b)	Year Ended March 31, 2015	Year Ended July 31, 2015	Year Ended July 31, 2015

Investment Income:
Interest	$28,921	$127,958	$22,566	$45,398
Dividends	770	1,540	1,240	2,999
Total Income	29,691	129,498	23,806	48,397

Expenses:
Management fees	3,198	9,612	3,268	6,343
Auction agent fees and commissions	111	334	209	274
Trustee fees and related expenses	36	87	29	55
Interest expense	68	1,661	140	182
Auction rate preferred shares related expenses	2	11	181	359
Miscellaneous expense	0	0	0	0

Operating expenses pre-transition(a)
Custodian and accounting agent	0	114	18	23
Audit and tax services	0	30	12	12
Shareholder communications	0	90	7	10
New York Stock Exchange listing	0	62	3	6
Transfer agent	0	11	2	2
Legal	0	15	5	8
Insurance	0	3	1	2
Other expenses	0	0	35	20
Total Expenses	3,415	12,030	3,910	7,296

Net Investment Income	26,276	117,468	19,896	41,101

Net Realized Gain (Loss):
Investments in securities	2,468	52,437	6,733	13,770
Exchange-traded or centrally cleared financial derivative instruments	(19,889)	(116,469)	(16,497)	(43,466)
Over the counter financial derivative instruments	(12,038)	35,308	6,013	25,519
Foreign currency	137	(1,138)	236	423

Net Realized (Loss)	(29,322)	(29,862)	(3,515)	(3,754)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(13,587)	(27,718)	(11,804)	(21,574)
Exchange-traded or centrally cleared financial derivative instruments	34,777	38,997	5,695	16,291
Over the counter financial derivative instruments	15,116	(634)	1,057	(7,467)
Foreign currency assets and liabilities	(349)	221	(14)	(14)

Net Change in Unrealized Appreciation (Depreciation)	35,957	10,866	(5,066)	(12,764)

Distributions on Preferred Shares from Net Investment Income	$(130)	$(356)	$(815)	$(1,538)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$32,781	$98,116	$10,500	$23,045

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.
(b)	Fiscal year end changed from March 31st to July 31st.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund				PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Period from December 1, 2014 to July 31, 2015 (a)		Year Ended November 30, 2014	Year Ended November 30, 2013	Period from November 1, 2014 to July 31, 2015 (b)		Year Ended October 31, 2014	Year Ended October 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$47,744		$79,920	$98,201	$28,166		$37,968	$48,375
Net realized gain (loss)	(4,996)		28,093	129,672	3,953		17,611	93,577
Net change in unrealized appreciation (depreciation)	(18,369)		42,688	(116,841)	(12,132)		15,590	(76,826)
Net increase in net assets resulting from operations	24,379		150,701	111,032	19,987		71,169	65,126
Distributions on preferred shares from net investment income	(313)		(125)	(290)	(160)		(41)	(201)
Distributions on preferred shares from net realized capital gains	0		(296)	(192)	0		(122)	0

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	24,066		150,280	110,550	19,827		71,006	64,925

Distributions to Common Shareholders:
From net investment income	(119,032)		(109,083)	(124,978)	(52,644)		(51,774)	(59,574)
From net realized capital gains	0		(127,359)	(52,475)	0		(36,294)	0

Total Distributions to Common Shareholders(c)	(119,032	)(d)	(236,442)	(177,453)	(52,644	)(d)	(88,068)	(59,574)

Preferred Share Transactions:
Net increase resulting from tender and repurchase of Auction-Rate Preferred Shares***	11,317		0	0	0		0	0

Common Share Transactions**:
Issued as reinvestment of distributions	8,133		18,383	11,592	2,959		4,817	3,391

Total Increase (Decrease) in Net Assets	(75,516)		(67,779)	(55,311)	(29,858)		(12,245)	8,742

Net Assets Applicable to Common Shareholders:
Beginning of year or period	1,082,000		1,149,779	1,205,090	599,980		612,225	603,483
End of year or period*	$1,006,484		$1,082,000	$1,149,779	$570,122		$599,980	$612,225

* Including undistributed (overdistributed) net investment income of:	$(8,639)		$36,794	$(17,126)	$(4,556)		$11,115	$(5,218)

** Common Share Transactions:
Shares issued as reinvestment of distributions	530		1,058	615	197		303	199

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from November 30th to July 31st.
(b)	Fiscal year end changed from October 31st to July 31st.
(c)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(d)

Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.

***	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	19

Statements of Changes in Net Assets (Cont.)

	PIMCO High Income Fund				PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

(Amounts in thousands†)	Period from April 1, 2015 to July 31, 2015 (a)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2015	Year Ended July 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$26,276		$117,468	$103,264	$19,896	$19,940	$41,101	$42,061
Net realized gain (loss)	(29,322)		(29,862)	104,341	(3,515)	14,120	(3,754)	35,833
Net change in unrealized appreciation (depreciation)	35,957		10,866	(81,613)	(5,066)	5,796	(12,764)	15,693
Net increase in net assets resulting from operations	32,911		98,472	125,992	11,315	39,856	24,583	93,587
Distributions on preferred shares from net investment income	(130)		(356)	(286)	(815)	(1,090)	(1,538)	(2,217)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	32,781		98,116	125,706	10,500	38,766	23,045	91,370

Distributions to Common Shareholders:
From net investment income	(41,672)		(182,280)	(167,013)	(30,835)	(27,203)	(65,838)	(56,598)
From net realized capital gains	0		0	0	0	0	0	0
Tax basis return of capital	(19,452)		0	(13,720)	0	0	0	0

Total Distributions to Common Shareholders(b)	(61,124	)(c)	(182,280)	(180,733)	(30,835)	(27,203)	(65,838)	(56,598)

Preferred Share Transactions:
Net increase resulting from tender and repurchase of Auction-Rate Preferred Shares***	0		0	0	2,770	0	6,855	0

Common Share Transactions**:
Issued as reinvestment of distributions	4,061		12,924	12,285	999	895	793	1,504

Total Increase (Decrease) in Net Assets	(24,282)		(71,240)	(42,742)	(16,566)	12,458	(35,145)	36,276

Net Assets Applicable to Common Shareholders:
Beginning of year or period	949,880		1,021,120	1,063,862	306,475	294,017	642,119	605,843
End of year or period*	$925,598		$949,880	$1,021,120	$289,909	$306,475	$606,974	$642,119

* Including (overdistributed) net investment income of:	$(39,740)		$(32,887)	$(31,891)	$(1,974)	$(1,643)	$(2,589)	$(8,851)

** Common Share Transactions:
Shares issued as reinvestment of distributions	374		1,088	1,076	86	76	79	143

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from March 31st to July 31st.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(c)

Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.

***	See Note 12 in the Notes to Financial Statements.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Opportunity Fund

July 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.7%

BANK LOAN OBLIGATIONS 2.7%
Clear Channel Communications, Inc.
6.940% due 01/30/2019		$8,198	$7,549
FMG Resources Pty. Ltd.
3.750% due 06/30/2019		3,788	3,113
Sequa Corp.
5.250% due 06/19/2017		8,838	7,844
Westmoreland Coal Co.
7.500% due 12/16/2020		9,566	8,897

Total Bank Loan Obligations (Cost $27,628)			27,403

CORPORATE BONDS & NOTES 49.1%

BANKING & FINANCE 24.5%
AGFC Capital Trust
6.000% due 01/15/2067		1,800	1,341
Banco do Brasil S.A.
9.000% due 06/18/2024 (d)		15,355	13,239
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	400	436
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	12,550	25,846
BGC Partners, Inc.
5.375% due 12/09/2019		$10,780	11,324
Cantor Fitzgerald LP
6.500% due 06/17/2022 (g)		14,000	14,642
Citigroup, Inc.
5.950% due 05/15/2025 (d)		15,900	15,522
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	400	674
7.500% due 07/08/2026		3,200	5,449
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	700	796
7.875% due 01/23/2024 (d)		$16,500	17,246
ERB Hellas PLC
4.250% due 06/26/2018	EUR	250	94
Fort Gordon Housing LLC
6.124% due 05/15/2051		$12,825	14,218
GSPA Monetization Trust
6.422% due 10/09/2029		9,361	10,454
LBG Capital No.2 PLC
9.125% due 07/15/2020	GBP	3,400	5,734
12.750% due 08/10/2020		400	766
15.000% due 12/21/2019	EUR	7,800	12,892
15.000% due 12/21/2019	GBP	2,000	4,434
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$6,000	8,655
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	2,300	3,764
Navient Corp.
5.500% due 01/15/2019		$20,050	19,749
5.625% due 08/01/2033		230	166
8.450% due 06/15/2018		8,200	8,877
Novo Banco S.A.
2.625% due 05/08/2017	EUR	500	546
4.750% due 01/15/2018		1,000	1,137
5.000% due 04/04/2019		371	426
5.000% due 04/23/2019		152	175
5.000% due 05/14/2019		315	362
5.000% due 05/21/2019		73	84
5.000% due 05/23/2019		213	245
5.875% due 11/09/2015		1,500	1,660
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,953	8,959
6.052% due 10/13/2039		921	1,505

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TIG FinCo PLC
8.500% due 03/02/2020	GBP	1,154	$1,892
8.750% due 04/02/2020		6,539	9,956
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$2,700	2,748
6.800% due 11/22/2025		8,500	7,879
Western Group Housing LP
6.750% due 03/15/2057		10,600	12,311

			246,203

INDUSTRIALS 16.9%
BMC Software Finance, Inc.
8.125% due 07/15/2021		2,447	1,924
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		8,810	5,848
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		27,145	22,558
CCO Safari LLC
6.484% due 10/23/2045		10,321	10,704
6.834% due 10/23/2055		1,473	1,516
Chesapeake Energy Corp.
3.539% due 04/15/2019		170	144
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		3,300	3,168
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		2,347	2,482
7.373% due 06/15/2017		698	708
Forbes Energy Services Ltd.
9.000% due 06/15/2019		2,858	2,108
Ford Motor Co.
7.700% due 05/15/2097		31,901	39,566
Gulfport Energy Corp.
7.750% due 11/01/2020		500	515
Hampton Roads PPV LLC
6.171% due 06/15/2053		1,800	1,856
iHeartCommunications, Inc.
9.000% due 09/15/2022		2,000	1,807
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		6,590	6,178
Numericable-SFR S.A.S.
6.250% due 05/15/2024		14,000	14,272
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	23,000	22,351
Scientific Games International, Inc.
10.000% due 12/01/2022		$5,600	5,460
Sequa Corp.
7.000% due 12/15/2017		10,862	7,495
Tembec Industries, Inc.
9.000% due 12/15/2019		1,500	1,222
UAL Pass-Through Trust
7.336% due 01/02/2021		2,084	2,182
UCP, Inc.
8.500% due 10/21/2017		10,900	10,941
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,332	5,356

			170,361

UTILITIES 7.7%
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$20,800	23,297
Illinois Power Generating Co.
6.300% due 04/01/2020		4,570	4,159
7.000% due 04/15/2018		8,355	7,958
7.950% due 06/01/2032		900	850

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		$15,730	$17,887
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		574	416
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		5,308	3,398
6.750% due 10/01/2023		4,963	3,214
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	790	815
3.163% due 03/17/2020		$420	379
4.250% due 10/02/2023	EUR	1,200	1,147
4.875% due 03/17/2020		$760	708
5.750% due 01/20/2020		360	348
6.250% due 12/14/2026	GBP	6,100	8,122
6.625% due 01/16/2034		800	1,020
6.750% due 01/27/2041		$4,100	3,434
7.875% due 03/15/2019		100	104

			77,256

Total Corporate Bonds & Notes (Cost $481,515)			493,820

MUNICIPAL BONDS & NOTES 10.1%

CALIFORNIA 6.0%
Los Angeles Community Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2006
6.020% due 09/01/2021		6,480	6,662
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		3,425	3,745
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040		21,545	23,801
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		23,500	26,452

			60,660

ILLINOIS 2.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		23,700	23,601

PENNSYLVANIA 0.4%
Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, (AGM Insured), Series 1999
6.350% due 04/15/2028		3,400	3,770

TEXAS 0.7%
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2010
8.125% due 02/15/2027		6,075	7,055

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		1,400	1,046

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		6,885	5,863

Total Municipal Bonds & Notes (Cost $95,911)			101,995

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	21

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 6.7%
Fannie Mae
3.000% due 01/25/2042 (a)	$1,924	$188
3.500% due 02/25/2033 (a)	4,256	627
5.188% due 07/25/2025	11,770	11,929
5.910% due 07/25/2040 (a)	2,413	458
9.427% due 01/25/2042	3,507	3,627
Freddie Mac
6.913% due 02/15/2034 (a)	3,995	699
7.741% due 12/25/2027	8,500	8,685
8.898% due 07/15/2039	7,405	7,596
9.380% due 08/15/2044	10,260	12,261
10.159% due 03/15/2044	3,183	3,507
10.941% due 03/25/2025	2,400	2,836
11.236% due 09/15/2043	1,195	1,199
11.501% due 04/15/2044	2,136	2,286
11.502% due 02/15/2036	10,030	10,780
Ginnie Mae
3.000% due 12/20/2042 (a)	356	32
3.500% due 09/16/2041 - 06/20/2042 (a)	2,974	423
6.562% due 01/20/2042 (a)	3,838	653

Total U.S. Government Agencies (Cost $66,290)		67,786

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Notes
1.250% due 08/31/2015 (k)	3,704	3,707

Total U.S. Treasury Obligations (Cost $3,707)		3,707

MORTGAGE-BACKED SECURITIES 38.6%
American Home Mortgage Assets Trust
0.421% due 09/25/2046 ^	3	0
6.250% due 06/25/2037	5,750	3,966
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	349	297
6.000% due 04/25/2036 ^	5,439	4,696
Banc of America Funding Trust
5.500% due 01/25/2036	741	782
6.000% due 03/25/2037 ^	7,619	6,517
6.000% due 07/25/2037 ^	978	787
6.000% due 08/25/2037 ^	9,944	8,762
BCAP LLC Trust
4.471% due 07/26/2037	1,471	91
5.368% due 03/26/2037	3,125	1,024
7.214% due 12/26/2036	8,635	7,648
11.311% due 10/26/2036	6,114	5,789
Bear Stearns ALT-A Trust
2.593% due 11/25/2036	1,146	837
2.655% due 11/25/2034	736	629
2.714% due 08/25/2046	7,816	5,917
2.784% due 08/25/2036 ^	4,996	3,764
2.959% due 09/25/2035 ^	2,351	1,938
4.013% due 09/25/2035 ^	3,449	2,628
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	3,778	3,574
Bellemeade Re Ltd.
4.489% due 07/25/2025	8,291	8,290
Chase Mortgage Finance Trust
2.425% due 12/25/2035 ^	38	36
6.000% due 02/25/2037 ^	3,294	2,824
6.000% due 03/25/2037 ^	695	627
6.000% due 07/25/2037 ^	2,600	2,262
Citigroup Mortgage Loan Trust, Inc.
5.356% due 04/25/2037 ^	7,759	6,850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.390% due 03/25/2037 ^	$2,004	$1,921
6.000% due 11/25/2036	15,004	12,031
6.000% due 02/25/2037	10,450	8,452
CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^	3,191	2,759
6.000% due 01/25/2037 ^	3,259	2,806
Countrywide Alternative Loan Trust
4.403% due 06/25/2047	6,190	5,406
5.060% due 04/25/2037 ^(a)	37,551	5,028
5.250% due 05/25/2021 ^	36	35
5.500% due 03/25/2035	1,050	947
5.500% due 09/25/2035 ^	8,145	7,631
5.500% due 03/25/2036 ^	317	270
5.750% due 01/25/2035	1,224	1,244
5.750% due 02/25/2035	1,371	1,349
6.000% due 02/25/2035	1,182	1,230
6.000% due 04/25/2036	2,885	2,509
6.000% due 05/25/2036 ^	3,124	2,685
6.000% due 01/25/2037 ^	3,517	3,340
6.000% due 02/25/2037	3,857	3,258
6.000% due 02/25/2037 ^	1,020	812
6.000% due 04/25/2037 ^	11,275	9,294
6.000% due 05/25/2037 ^	4,360	3,567
6.000% due 08/25/2037 ^	18,492	15,331
6.000% due 08/25/2037	13,723	11,544
6.250% due 10/25/2036 ^	4,401	3,977
6.250% due 12/25/2036 ^	5,281	4,340
6.500% due 08/25/2036 ^	1,395	1,084
6.500% due 09/25/2036 ^	759	670
6.500% due 12/25/2036 ^	2,880	2,329
20.935% due 02/25/2036	3,400	4,288
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^	1,323	1,183
5.750% due 12/25/2035 ^	766	722
5.750% due 03/25/2037 ^	4,801	4,352
5.750% due 06/25/2037 ^	1,827	1,676
6.000% due 04/25/2036 ^	1,088	1,041
6.000% due 05/25/2036 ^	292	269
6.000% due 03/25/2037 ^	4,126	3,798
6.000% due 04/25/2037 ^	475	442
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	2,821	2,409
6.000% due 02/25/2037 ^	3,098	2,756
6.000% due 06/25/2037 ^	3,420	3,145
6.750% due 08/25/2036 ^	4,551	3,695
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^	4,016	3,332
GSR Mortgage Loan Trust
2.585% due 03/25/2037 ^	5,372	4,513
4.714% due 11/25/2035 ^	3,441	3,131
4.859% due 11/25/2035	754	728
5.500% due 05/25/2036 ^	533	495
6.000% due 07/25/2037 ^	644	592
IndyMac Mortgage Loan Trust
2.615% due 08/25/2035 ^	5,249	4,472
6.500% due 07/25/2037 ^	7,779	5,137
JPMorgan Alternative Loan Trust
6.310% due 08/25/2036 ^	4,675	3,849
JPMorgan Mortgage Trust
2.528% due 01/25/2037 ^	2,533	2,257
2.597% due 02/25/2036 ^	4,443	3,883
4.858% due 10/25/2035	96	94
4.966% due 06/25/2036 ^	1,862	1,641
5.000% due 03/25/2037 ^	4,330	3,715
6.000% due 08/25/2037 ^	771	716
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	2,687	2,034

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/25/2037 ^	$622	$568
28.377% due 11/25/2035 ^	570	797
MASTR Alternative Loan Trust
6.750% due 07/25/2036	5,414	4,061
Merrill Lynch Mortgage Investors Trust
2.734% due 03/25/2036 ^	5,304	3,593
Morgan Stanley Mortgage Loan Trust
4.824% due 05/25/2036 ^	14,242	11,218
RBSSP Resecuritization Trust
0.407% due 10/27/2036	3,609	332
0.427% due 08/27/2037	8,000	666
Residential Accredit Loans, Inc. Trust
0.421% due 05/25/2037 ^	755	196
6.000% due 06/25/2036 ^	3,362	2,800
6.000% due 08/25/2036 ^	1,252	1,041
6.000% due 09/25/2036 ^	4,723	3,371
6.000% due 12/25/2036 ^	2,771	2,287
6.000% due 03/25/2037 ^	4,819	4,065
6.000% due 05/25/2037 ^	4,057	3,434
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	718	595
6.000% due 02/25/2036	1,996	1,604
6.000% due 02/25/2037 ^	3,032	2,342
6.000% due 03/25/2037 ^	4,321	3,158
6.000% due 05/25/2037 ^	5,178	4,552
6.250% due 09/25/2037 ^	6,372	4,578
Residential Funding Mortgage Securities, Inc. Trust
3.342% due 02/25/2037	5,248	4,223
6.250% due 08/25/2036 ^	3,148	2,873
Structured Adjustable Rate Mortgage Loan Trust
2.454% due 11/25/2036 ^	8,530	7,002
2.712% due 07/25/2035 ^	4,863	4,230
4.728% due 03/25/2037 ^	1,728	1,249
4.952% due 01/25/2036 ^	11,626	9,113
5.226% due 07/25/2036 ^	2,163	1,835
Structured Asset Mortgage Investments Trust
0.311% due 08/25/2036	299	234
Suntrust Adjustable Rate Mortgage Loan Trust
2.571% due 02/25/2037 ^	1,236	1,081
2.714% due 04/25/2037 ^	1,511	1,285
6.005% due 02/25/2037 ^	12,129	10,300
WaMu Mortgage Pass-Through Certificates Trust
2.032% due 12/25/2036 ^	795	706
2.166% due 06/25/2037 ^	3,680	3,271
2.217% due 07/25/2037 ^	1,435	1,228
2.244% due 09/25/2036 ^	957	869
4.363% due 02/25/2037 ^	2,156	2,012
4.536% due 07/25/2037 ^	3,670	3,422
6.041% due 10/25/2036 ^	2,828	2,383
Washington Mutual Mortgage Pass-Through Certificates Trust
1.010% due 05/25/2047 ^	971	73
6.000% due 10/25/2035 ^	2,735	2,112
6.000% due 03/25/2036 ^	4,062	3,803
Wells Fargo Mortgage-Backed Securities Trust
2.655% due 04/25/2036 ^	1,390	1,367
6.000% due 07/25/2037 ^	1,388	1,370

Total Mortgage-Backed Securities (Cost $369,468)		388,048

ASSET-BACKED SECURITIES 10.6%
AMAC CDO Funding
1.485% due 11/23/2050	5,000	4,619
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.541% due 03/25/2033	112	107

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIFC Funding Ltd.
0.010% due 05/24/2026	$2,700	$2,276
Countrywide Asset-Backed Certificates
0.501% due 09/25/2037	19,068	9,428
5.126% due 10/25/2046 ^	6,327	5,663
Credit-Based Asset Servicing and Securitization LLC
4.142% due 12/25/2035 ^	231	229
Greenpoint Manufactured Housing
8.140% due 03/20/2030	3,389	3,481
8.300% due 10/15/2026	8,300	8,816
8.450% due 06/20/2031	5,090	5,213
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.351% due 07/25/2037	4,111	2,601
JPMorgan Mortgage Acquisition Trust
4.768% due 11/25/2036	10,400	10,379
5.830% due 07/25/2036 ^	168	102
Lehman XS Trust
5.319% due 06/24/2046	5,749	4,819
Mid-State Trust
6.340% due 10/15/2036	2,686	2,927
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^	1,834	1,372
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037	11,979	6,699
7.238% due 09/25/2037	3,806	2,511
Residential Asset Securities Corp. Trust
0.767% due 08/25/2034	13,475	10,419
Taberna Preferred Funding Ltd.
0.704% due 02/05/2036	13,639	10,513
Tropic CDO Ltd.
1.189% due 04/15/2034	25,000	14,500

Total Asset-Backed Securities (Cost $102,528)		106,674

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	695,000	$4,038
4.750% due 04/17/2019	EUR	600	443

Total Sovereign Issues (Cost $5,418)			4,481

		SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG TopCo Ltd. (e)		794,831	832

Total Common Stocks (Cost $1,179)			832

PREFERRED SECURITIES 4.1%

BANKING & FINANCE 4.1%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		13,900	17,410
GMAC Capital Trust
8.125% due 02/15/2040		923,868	24,233

Total Preferred Securities (Cost $40,284)			41,643

SHORT-TERM INSTRUMENTS 6.9%

REPURCHASE AGREEMENTS (f) 3.1%
			30,731

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.4%
Federal Home Loan Bank
0.144% due 11/04/2015	$1,700	$1,700
0.194% due 01/20/2016	2,300	2,298

		3,998

U.S. TREASURY BILLS 3.4%
0.104% due 10/01/2015 - 01/28/2016 (c)(i)(k)	34,077	34,061

Total Short-Term Instruments (Cost $68,789)		68,790

Total Investments in Securities (Cost $1,262,717)		1,305,179

Total Investments 129.7% (Cost $1,262,717)		$1,305,179

Financial Derivative Instruments (g)(i) (3.3%) (Cost or Premiums, net $(36,208))		(33,277)

Preferred Shares (23.6%)		(237,950)

Other Assets and Liabilities, net (2.8%)		(27,468)

Net Assets Applicable to Common Shareholders 100.0%		$1,006,484

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG TopCo Ltd.	04/02/2015	$1,179	$832	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
IND	0.200%	07/31/2015	08/03/2015	$5,000	U.S. Treasury Notes 2.000% due 05/31/2021	$(5,106)	$5,000	$5,000
MSC	0.290%	07/31/2015	08/03/2015	22,900	U.S. Treasury Bonds 3.125% due 02/15/2042	(23,415)	22,900	22,901
SSB	0.000%	07/31/2015	08/03/2015	2,831	Fannie Mae 2.170% due 10/17/2022	(2,892)	2,831	2,831

Total Repurchase Agreements						$(31,413)	$30,731	$30,732

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	23

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
RDR	0.420%	07/24/2015	08/20/2015	$(13,549)	$(13,551)

Total Reverse Repurchase Agreements					$(13,551)

(2)	The average amount of borrowings outstanding during the period ended July 31, 2015 was $18,379 at a weighted average interest rate of 0.305%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of July 31, 2015:

(g)	Securities with an aggregate market value of $14,642 have been pledged as collateral under the terms of the following master agreements as of July 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
IND	$5,000	$0	$0	$0	$5,000	$(5,107)	$(107)
MSC	22,901	0	0	0	22,901	(23,415)	(514)
RDR	0	(13,551)	0	0	(13,551)	14,463	912
SSB	2,831	0	0	0	2,831	(2,892)	(61)

Total Borrowings and Other Financing Transactions	$30,732	$(13,551)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$43,659	$2,969	$(392)	$52	$0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	11,800	172	(20)	6	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	58,400	876	(209)	29	0

				$4,017	$(621)	$87	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	12/17/2019	$ 331,400	$10,629	$1,195	$1,037	$0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044	305,100	49,673	59,627	2,374	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045	514,800	4,243	(24,090)	0	(3,461)
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025	AUD 13,400	352	20	38	0
Pay	28-Day MXN-TIIE	7.580%	04/05/2034	MXN 560,000	2,965	(1,707)	337	0

					$67,862	$35,045	$3,786	$(3,461)

Total Swap Agreements					$71,879	$34,424	$3,873	$(3,461)

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2015:

(i)	Securities with an aggregate market value of $2,269 and cash of $24,587 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$3,873	$3,873	$0	$0	$(3,461)	$(3,461)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	08/2015	$		86,898		GBP	55,558	$0	$(136)
	09/2015		GBP	55,558	$		86,880	136	0
	09/2015	$		139		MXN	2,205	0	(3)
	06/2016		EUR	1,430	$		1,958	377	0
	06/2016	$		84		EUR	62	0	(15)

BPS	08/2015		BRL	6,140	$		1,809	16	0
	08/2015	$		1,956		BRL	6,140	0	(163)
	09/2015			323		MXN	5,115	0	(6)

BRC	06/2016		EUR	268	$		369	72	0

CBK	08/2015			245			269	0	0
	08/2015		GBP	3,203			4,977	0	(25)
	09/2015		MXN	16,934			1,071	25	0
	09/2015	$		157		MXN	2,487	0	(3)

DUB	06/2016		EUR	149	$		204	39	0

GLM	08/2015		AUD	979			752	37	0
	09/2015	$		1,977		MXN	32,328	21	0

HUS	08/2015		GBP	52,355	$		82,441	680	0
	08/2015	$		4,816		JPY	595,545	0	(10)
	09/2015		JPY	595,545	$		4,817	10	0

JPM	08/2015		EUR	418			458	0	(1)
	08/2015	$		768		EUR	709	10	0

MSB	08/2015		BRL	7,385	$		2,312	155	0
	08/2015		EUR	37,610			42,106	801	0
	08/2015		JPY	595,545			4,829	24	0
	08/2015	$		2,195		BRL	7,385	0	(38)
	09/2015			1,924			6,140	0	(150)
	06/2016		EUR	376	$		517	101	0

NAB	06/2016			818			1,123	219	0

SCX	08/2015	$		41,488		EUR	37,564	0	(234)
	09/2015		EUR	37,564	$		41,504	234	0
	09/2015		MXN	34,954			2,229	69	0

UAG	08/2015		BRL	7,385			2,205	48	0
	08/2015	$		2,176		BRL	7,385	0	(19)
	09/2015			2,181			7,385	0	(48)

Total Forward Foreign Currency Contracts								$3,074	$(851)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	$ 1,800	$(352)	$(155)	$0	$(507)

BRC	Novo Banco S.A.	5.000%	12/20/2015	2.683%	EUR 3,900	(61)	125	64	0

CBK	Russia Government International Bond	1.000%	06/20/2019	3.101%	$ 25,000	(1,496)	(359)	0	(1,855)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	25

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Petrobras Global Finance BV	1.000%	09/20/2020	4.965%	$ 20	$(3)	$(1)	$0	$(4)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	2,400	(476)	(200)	0	(676)

HUS	Petrobras Global Finance BV	1.000%	09/20/2020	4.965%	60	(9)	(1)	0	(10)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.755%	500	(41)	(31)	0	(72)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	3,000	(623)	(223)	0	(846)

JPM	Russia Government International Bond	1.000%	06/20/2019	3.101%	28,600	(1,957)	(165)	0	(2,122)

MYC	Novo Banco S.A.	5.000%	12/20/2015	2.683%	EUR 1,100	(17)	35	18	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.755%	$ 14,500	(1,342)	(737)	0	(2,079)

						$(6,377)	$(1,712)	$82	$(8,171)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$71,161	$ (13,524)	$427	$0	$(13,097)

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	35,269	(7,026)	535	0	(6,491)

GST	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	6,227	(1,241)	95	0	(1,146)

MEI	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	21,915	(4,027)	(9)	0	(4,036)

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	22,238	(4,209)	116	0	(4,093)

					$ (30,027)	$1,164	$0	$(28,863)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	149,200	$125	$(1,594)	$0	$(1,469)

CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021		80,300	(77)	(714)	0	(791)
	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$	46,800	26	446	472	0
	Pay	3-Month USD-LIBOR	2.800%	08/24/2025		37,900	28	480	508	0

DUB	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		132,600	123	1,216	1,339	0
	Pay	3-Month USD-LIBOR	2.800%	08/24/2025		51,100	16	668	684	0

GLM	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		136,600	104	1,275	1,379	0

MYC	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		24,000	7	235	242	0

UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	105,000	(156)	(1,168)	0	(1,324)

							$196	$844	$4,624	$(3,584)

Total Swap Agreements							$(36,208)	$296	$4,706	$(40,618)

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2015:

(k)	Securities with an aggregate market value of $35,500 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$513	$0	$0	$513	$(154)	$0	$(14,566)	$(14,720)	$(14,207)	$15,129	$922
BPS	16	0	0	16	(169)	0	(507)	(676)	(660)	431	(229)
BRC	72	0	64	136	0	0	(6,491)	(6,491)	(6,355)	6,740	385
CBK	25	0	980	1,005	(28)	0	(2,646)	(2,674)	(1,669)	1,853	184
DUB	39	0	2,023	2,062	0	0	0	0	2,062	(2,290)	(228)
GLM	58	0	1,379	1,437	0	0	0	0	1,437	(1,200)	237
GST	0	0	0	0	0	0	(1,826)	(1,826)	(1,826)	1,684	(142)
HUS	690	0	0	690	(10)	0	(928)	(938)	(248)	0	(248)
JPM	10	0	0	10	(1)	0	(2,122)	(2,123)	(2,113)	2,105	(8)
MEI	0	0	0	0	0	0	(4,036)	(4,036)	(4,036)	0	(4,036)
MSB	1,081	0	0	1,081	(188)	0	0	(188)	893	(1,160)	(267)
MYC	0	0	260	260	0	0	(6,172)	(6,172)	(5,912)	6,038	126
NAB	219	0	0	219	0	0	0	0	219	(260)	(41)
SCX	303	0	0	303	(234)	0	0	(234)	69	0	69
UAG	48	0	0	48	(67)	0	(1,324)	(1,391)	(1,343)	1,521	178

Total Over the Counter	$3,074	$0	$4,706	$7,780	$(851)	$0	$(40,618)	$(41,469)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$87	$0	$0	$3,786	$3,873

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,074	$0	$3,074
Swap Agreements	0	82	0	0	4,624	4,706

	$0	$82	$0	$3,074	$4,624	$7,780

	$0	$169	$0	$3,074	$8,410	$11,653

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$3,461	$3,461

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$851	$0	$851
Swap Agreements	0	37,034	0	0	3,584	40,618

	$0	$37,034	$0	$851	$3,584	$41,469

	$0	$37,034	$0	$851	$7,045	$44,930

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	27

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$618	$0	$0	$(39,218)	$(38,600)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,782	$0	$9,782
Swap Agreements	0	51	0	0	(1,186)	(1,135)

	$0	$51	$0	$9,782	$(1,186)	$8,647

	$0	$669	$0	$9,782	$(40,404)	$(29,953)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(961)	$0	$0	$22,453	$21,492

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,442)	$0	$(3,442)
Swap Agreements	0	1,451	0	0	(1,383)	68

	$0	$1,451	$0	$(3,442)	$(1,383)	$(3,374)

	$0	$490	$0	$(3,442)	$21,070	$18,118

(1)	Fiscal year end changed from November 30th to July 31st.

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended November 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$11,657	$0	$0	$(50,162)	$(38,505)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,577)	$0	$(1,577)
Swap Agreements	0	133	0	0	46,819	46,952

	$0	$133	$0	$(1,577)	$46,819	$45,375

	$0	$11,790	$0	$(1,577)	$(3,343)	$6,870

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(5,078)	$0	$0	$5,857	$779

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,723	$0	$6,723
Swap Agreements	0	(2,000)	0	0	(4,559)	(6,559)

	$0	$(2,000)	$0	$6,723	$(4,559)	$164

	$0	$(7,078)	$0	$6,723	$1,298	$943

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$18,506	$8,897	$27,403
Corporate Bonds & Notes
Banking & Finance	0	235,749	10,454	246,203
Industrials	0	159,420	10,941	170,361
Utilities	0	77,256	0	77,256
Municipal Bonds & Notes
California	0	60,660	0	60,660
Illinois	0	23,601	0	23,601
Pennsylvania	0	3,770	0	3,770
Texas	0	7,055	0	7,055

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Virginia	$0	$1,046	$0	$1,046
West Virginia	0	5,863	0	5,863
U.S. Government Agencies	0	67,786	0	67,786
U.S. Treasury Obligations	0	3,707	0	3,707
Mortgage-Backed Securities	0	379,758	8,290	388,048
Asset-Backed Securities	0	106,674	0	106,674
Sovereign Issues	0	4,481	0	4,481
Common Stocks
Financials	0	0	832	832
Preferred Securities
Banking & Finance	24,233	17,410	0	41,643

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Short-Term Instruments
Repurchase Agreements	$0	$30,731	$0	$30,731
Short-Term Notes	0	3,998	0	3,998
U.S. Treasury Bills	0	34,061	0	34,061

Total Investments	$24,233	$1,241,532	$39,414	$1,305,179

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,873	0	3,873
Over the counter	0	7,780	0	7,780
	$0	$11,653	$0	$11,653

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(3,461)	$0	$(3,461)
Over the counter	0	(41,469)	0	(41,469)
	$0	$(44,930)	$0	$(44,930)

Totals	$24,233	$1,208,255	$39,414	$1,271,902

There were no significant transfers between Levels 1 and 2 during the period ended July 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2015:

Category and Subcategory	Beginning Balance at 11/30/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,753	$0	$0	$0	$144	$0	$0	$8,897	$144
Corporate Bonds & Notes
Banking & Finance	11,030	0	(148)	3	2	(433)	0	0	10,454	(407)
Industrials	21,353	0	(4,771)	12	170	(451)	0	(5,372)	10,941	12
Utilities	4,888	0	(4,682)	(2)	88	(292)	0	0	0	0
Mortgage-Backed Securities	0	8,291	0	0	0	(1)	0	0	8,290	(1)
Common Stocks
Financials	0	1,179	0	0	0	(347)	0	0	832	(347)

Totals	$37,271	$18,223	$(9,601)	$13	$260	$(1,380)	$0	$(5,372)	$39,414	$(599)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$8,897	Third Party Vendor	Broker Quote	93.00
Corporate Bonds & Notes
Banking & Finance	10,454	Proxy Pricing	Base Price	115.50
Industrials	10,941	Proxy Pricing	Base Price	100.00
Mortgage-Backed Securities	8,290	Proxy Pricing	Base Price	100.00
Common Stocks
Financials	832	Other Valuation Techniques (2)	—	—

Total	$39,414

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	29

Schedule of Investments PIMCO Corporate & Income Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.0%

BANK LOAN OBLIGATIONS 1.7%
Clear Channel Communications, Inc.
6.940% due 01/30/2019		$5,800	$5,341
Sequa Corp.
5.250% due 06/19/2017		4,963	4,405

Total Bank Loan Obligations (Cost $9,839)			9,746

CORPORATE BONDS & NOTES 50.5%

BANKING & FINANCE 28.3%
AGFC Capital Trust
6.000% due 01/15/2067		2,300	1,714
AIG Life Holdings, Inc.
7.570% due 12/01/2045		3,400	4,445
American International Group, Inc.
6.250% due 03/15/2087		1,826	2,013
8.175% due 05/15/2068		300	403
Banco do Brasil S.A.
6.250% due 04/15/2024 (d)		3,000	2,042
9.000% due 06/18/2024 (d)		6,510	5,613
9.250% due 04/15/2023 (d)		300	271
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	1,300	1,417
Barclays Bank PLC
7.625% due 11/21/2022		$3,900	4,504
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	1,900	2,288
BGC Partners, Inc.
5.375% due 12/09/2019		$5,960	6,261
Cantor Fitzgerald LP
6.500% due 06/17/2022		8,000	8,367
Citigroup, Inc.
5.950% due 05/15/2025 (d)		1,500	1,464
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	6,000	10,217
Credit Agricole S.A.
6.625% due 09/23/2019 (d)		$21,600	21,600
7.875% due 01/23/2024 (d)		1,300	1,361
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (d)		1,250	1,259
ERB Hellas PLC
4.250% due 06/26/2018	EUR	750	283
GSPA Monetization Trust
6.422% due 10/09/2029		$4,956	5,535
LBG Capital No.2 PLC
9.125% due 07/15/2020	GBP	3,100	5,228
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$8,900	12,838
Navient Corp.
5.500% due 01/15/2019		11,850	11,672
5.625% due 08/01/2033		2,648	1,907
8.450% due 06/15/2018		2,300	2,490
Novo Banco S.A.
2.625% due 05/08/2017	EUR	200	218
4.750% due 01/15/2018		600	682
5.000% due 04/04/2019		298	342
5.000% due 04/23/2019		608	699
5.000% due 05/14/2019		402	461
5.000% due 05/21/2019		225	259
5.000% due 05/23/2019		224	258
5.875% due 11/09/2015		900	996
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		$3,364	3,515
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		8,300	8,106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 02/07/2022		$10,200	$10,068
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,039	6,078
6.052% due 10/13/2039		1,262	2,062
TIG FinCo PLC
8.500% due 03/02/2020		252	413
8.750% due 04/02/2020		2,089	3,180
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$8,900	8,756

			161,285

INDUSTRIALS 15.2%
Anadarko Petroleum Corp.
7.000% due 11/15/2027		3,460	3,883
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,380	1,085
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		4,650	3,086
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		1,885	1,569
11.250% due 06/01/2017 ^		7,400	6,142
CCO Safari LLC
6.484% due 10/23/2045		5,842	6,059
6.834% due 10/23/2055		835	860
Chesapeake Energy Corp.
3.539% due 04/15/2019		80	68
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		1,900	1,824
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		1,263	1,396
Forbes Energy Services Ltd.
9.000% due 06/15/2019		308	227
Ford Motor Co.
7.700% due 05/15/2097		7,830	9,711
9.980% due 02/15/2047		1,500	2,299
Gulfport Energy Corp.
7.750% due 11/01/2020		600	618
Harvest Operations Corp.
6.875% due 10/01/2017		1,012	939
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,200	1,085
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		3,720	3,487
Pertamina Persero PT
6.450% due 05/30/2044		6,233	6,093
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	1,400	1,360
5.700% due 04/05/2022		$3,700	3,533
7.487% due 03/25/2031	GBP	1,000	1,453
Sequa Corp.
7.000% due 12/15/2017		$6,230	4,299
Tembec Industries, Inc.
9.000% due 12/15/2019		1,900	1,549
Times Square Hotel Trust
8.528% due 08/01/2026		1,903	2,445
UCP, Inc.
8.500% due 10/21/2017		6,000	6,022
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	4,039	6,494
6.542% due 03/30/2021		2,181	3,591
Westmoreland Coal Co.
8.750% due 01/01/2022		$5,955	5,300

			86,477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 7.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$900	$991
FPL Energy Wind Funding LLC
6.876% due 06/27/2017		333	327
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		5,800	4,959
6.000% due 11/27/2023		2,900	2,679
Illinois Power Generating Co.
6.300% due 04/01/2020		6,400	5,824
7.000% due 04/15/2018		1,600	1,524
7.950% due 06/01/2032		500	472
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	9,325
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		328	238
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		2,938	1,881
6.750% due 10/01/2023		3,125	2,024
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	450	464
3.163% due 03/17/2020		$270	244
4.875% due 03/17/2020		420	391
5.750% due 01/20/2020		220	213
6.250% due 12/14/2026	GBP	4,800	6,391
6.625% due 01/16/2034		100	127
6.750% due 01/27/2041		$2,300	1,926
7.875% due 03/15/2019		100	104

			40,104

Total Corporate Bonds & Notes (Cost $282,004)			287,866

MUNICIPAL BONDS & NOTES 7.5%

CALIFORNIA 1.7%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037		1,220	1,344
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		7,400	8,330

			9,674

ILLINOIS 2.2%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		12,700	12,647

NEBRASKA 2.9%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		14,000	16,684

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		785	586

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		3,740	3,185

Total Municipal Bonds & Notes (Cost $40,341)			42,776

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae
3.000% due 02/25/2043 (a)	$76,829	$15,811
5.188% due 07/25/2025	6,680	6,770
Freddie Mac
7.741% due 12/25/2027	4,800	4,904

Total U.S. Government Agencies (Cost $25,100)		27,485

MORTGAGE-BACKED SECURITIES 36.1%
American Home Mortgage Assets Trust
0.421% due 09/25/2046 ^	2	0
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	7,003	6,213
6.000% due 01/25/2036 ^	188	160
6.000% due 07/25/2046 ^	1,745	1,450
Banc of America Funding Trust
6.000% due 03/25/2037 ^	3,939	3,369
6.000% due 07/25/2037 ^	506	407
Banc of America Mortgage Trust
5.500% due 11/25/2035 ^	3,946	3,748
6.000% due 03/25/2037 ^	707	647
6.500% due 09/25/2033	325	328
BCAP LLC Trust
5.368% due 03/26/2037	1,635	536
11.798% due 07/26/2036	1,799	1,848
Bear Stearns Adjustable Rate Mortgage Trust
2.705% due 08/25/2035 ^	8,990	8,117
Bear Stearns ALT-A Trust
2.593% due 11/25/2036	5,238	3,828
2.784% due 08/25/2036 ^	1,402	1,056
2.959% due 09/25/2035 ^	1,216	1,002
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	2,034	1,924
Chase Mortgage Finance Trust
2.425% due 12/25/2035 ^	19	18
6.000% due 07/25/2037 ^	1,338	1,164
Citigroup Mortgage Loan Trust, Inc.
5.356% due 04/25/2037 ^	572	505
5.371% due 09/25/2037 ^	5,092	4,597
CitiMortgage Alternative Loan Trust
6.000% due 01/25/2037 ^	4,493	3,869
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	541	488
5.500% due 03/25/2036 ^	254	216
5.500% due 05/25/2036 ^	3,088	2,513
5.750% due 01/25/2035	666	677
5.750% due 02/25/2035	743	731
5.750% due 03/25/2037 ^	1,281	1,136
6.000% due 02/25/2035	1,659	1,727
6.000% due 04/25/2036	8,179	7,493
6.000% due 02/25/2037 ^	8,187	6,497
6.000% due 04/25/2037 ^	1,966	1,624
6.000% due 05/25/2037 ^	2,933	2,400
6.000% due 07/25/2037 ^	646	664
6.000% due 08/25/2037 ^	1,749	1,357
6.250% due 12/25/2036 ^	2,276	1,871
6.500% due 08/25/2036 ^	781	607
Countrywide Home Loan Mortgage Pass-Through Trust
2.519% due 09/20/2036 ^	474	422
5.750% due 03/25/2037 ^	1,246	1,129
6.000% due 03/25/2037 ^	733	706
6.000% due 04/25/2037 ^	251	233
6.000% due 07/25/2037	7,679	6,541
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^	805	716

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2037 ^	$1,762	$1,620
6.750% due 08/25/2036 ^	2,407	1,955
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^	7,935	6,583
GSR Mortgage Loan Trust
2.711% due 08/25/2034	1,001	948
4.859% due 11/25/2035	1,313	1,267
5.500% due 05/25/2036 ^	800	742
6.000% due 02/25/2036	5,197	4,481
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	4,001	2,642
Jefferies Resecuritization Trust
6.000% due 05/26/2036	17,584	14,401
JPMorgan Alternative Loan Trust
2.525% due 03/25/2037 ^	3,017	2,378
6.000% due 12/25/2035 ^	2,937	2,832
6.310% due 08/25/2036 ^	2,435	2,005
JPMorgan Mortgage Trust
2.528% due 01/25/2037 ^	1,317	1,174
2.577% due 04/25/2037	16	15
2.597% due 02/25/2036 ^	5,363	4,687
5.000% due 03/25/2037 ^	2,239	1,921
6.000% due 08/25/2037 ^	372	346
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	1,465	1,110
6.000% due 07/25/2037 ^	428	391
MASTR Alternative Loan Trust
6.750% due 07/25/2036	2,783	2,087
Merrill Lynch Mortgage Investors Trust
2.734% due 03/25/2036 ^	1,095	742
Morgan Stanley Mortgage Loan Trust
4.824% due 05/25/2036 ^	4,178	3,291
6.000% due 02/25/2036 ^	3,509	3,475
Residential Accredit Loans, Inc. Trust
0.421% due 05/25/2037 ^	373	97
3.430% due 12/26/2034 ^	3,603	3,057
6.000% due 06/25/2036 ^	1,794	1,494
6.000% due 08/25/2036 ^	601	500
6.000% due 09/25/2036 ^	2,705	1,931
6.000% due 12/25/2036 ^	3,630	2,996
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	1,168	1,226
Residential Asset Securitization Trust
6.000% due 02/25/2036	1,057	849
6.000% due 11/25/2036 ^	3,554	2,543
6.000% due 03/25/2037 ^	2,173	1,588
6.000% due 05/25/2037 ^	2,658	2,338
6.250% due 09/25/2037 ^	3,296	2,368
6.250% due 06/25/2046	2,268	1,909
Residential Funding Mortgage Securities, Inc. Trust
3.342% due 02/25/2037	2,779	2,236
6.250% due 08/25/2036 ^	1,629	1,487
6.500% due 03/25/2032	278	290
Sequoia Mortgage Trust
2.536% due 02/20/2047	607	530
4.900% due 07/20/2037 ^	1,218	1,105
Structured Adjustable Rate Mortgage Loan Trust
2.454% due 11/25/2036 ^	4,459	3,661
2.712% due 07/25/2035 ^	1,679	1,461
4.728% due 03/25/2037 ^	5,121	3,700
4.952% due 01/25/2036 ^	3,659	2,868
5.225% due 07/25/2036 ^	9,109	6,038
5.226% due 07/25/2036 ^	1,141	968
Suntrust Adjustable Rate Mortgage Loan Trust
2.571% due 02/25/2037 ^	645	564
2.714% due 04/25/2037 ^	1,152	979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
2.217% due 07/25/2037 ^		$752	$643
2.244% due 09/25/2036 ^		512	464
2.374% due 02/25/2037 ^		717	632
4.363% due 02/25/2037 ^		1,078	1,006
4.536% due 07/25/2037 ^		1,948	1,816
6.041% due 10/25/2036 ^		3,770	3,177
Washington Mutual Mortgage Pass-Through Certificates Trust
1.010% due 05/25/2047 ^		480	36
6.000% due 10/25/2035 ^		2,879	2,223
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^		766	729
2.732% due 05/25/2036 ^		150	143
6.000% due 07/25/2037 ^		735	725

Total Mortgage-Backed Securities (Cost $195,794)			206,004

ASSET-BACKED SECURITIES 5.6%
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		410	334
CIFC Funding Ltd.
0.010% due 05/24/2026		1,500	1,265
Countrywide Asset-Backed Certificates
5.126% due 10/25/2046 ^		8,890	7,956
Fremont Home Loan Trust
1.121% due 06/25/2035 ^		6,000	4,237
Greenpoint Manufactured Housing
8.140% due 03/20/2030		1,798	1,847
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.351% due 07/25/2037		12,675	8,019
JPMorgan Mortgage Acquisition Trust
4.905% due 01/25/2037 ^		7,820	5,983
Mid-State Trust
6.340% due 10/15/2036		1,368	1,490
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		978	732
Residential Asset Mortgage Products Trust
1.282% due 12/25/2033		255	236

Total Asset-Backed Securities (Cost $31,544)			32,099

SOVEREIGN ISSUES 0.4%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	155
Republic of Greece Government International Bond
3.000% due 02/24/2023		142	86
3.000% due 02/24/2024		142	84
3.000% due 02/24/2025		142	83
3.000% due 02/24/2026		142	80
3.000% due 02/24/2027		142	79
3.000% due 02/24/2028		142	78
3.000% due 02/24/2029		142	77
3.000% due 02/24/2030		142	75
3.000% due 02/24/2031		142	75
3.000% due 02/24/2032		142	73
3.000% due 02/24/2033		142	73
3.000% due 02/24/2034		142	72
3.000% due 02/24/2035		142	71
3.000% due 02/24/2036		142	70
3.000% due 02/24/2037		142	70
3.000% due 02/24/2038		142	70
3.000% due 02/24/2039		142	70
3.000% due 02/24/2040		142	70
3.000% due 02/24/2041		142	70
3.000% due 02/24/2042		142	70

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	31

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.800% due 08/08/2017	JPY	47,000	$273
4.750% due 04/17/2019	EUR	400	295

Total Sovereign Issues (Cost $2,462)			2,219

		SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG TopCo Ltd. (e)		182,606	191

Total Common Stocks (Cost $271)			191

PREFERRED SECURITIES 4.6%

BANKING & FINANCE 4.6%
Citigroup Capital
7.875% due 10/30/2040		120,000	3,056
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		15,300	19,163
GMAC Capital Trust
8.125% due 02/15/2040		144,400	3,788

Total Preferred Securities (Cost $26,209)			26,007

SHORT-TERM INSTRUMENTS 18.7%

REPURCHASE AGREEMENTS (f) 17.3%
			98,739

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.4%
0.093% due 10/08/2015 - 01/28/2016 (c)(h)(j)	$8,106	$8,103

Total Short-Term Instruments (Cost $106,842)		106,842

Total Investments in Securities (Cost $720,406)		741,235

Total Investments 130.0% (Cost $720,406)		$741,235

Financial Derivative Instruments (g)(i) (0.2%) (Cost or Premiums, net $(1,110))		(1,280)

Preferred Shares (29.6%)		(169,000)

Other Assets and Liabilities, net (0.2%)		(833)

Net Assets Applicable to Common Shareholders 100.0%		$570,122

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG TopCo Ltd.	04/02/2015	$271	$191	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MBC	0.280%	07/31/2015	08/03/2015	$21,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2019	$(21,685)	$21,000	$21,001
MSC	0.290%	07/31/2015	08/03/2015	10,400	U.S. Treasury Bonds 3.750% due 11/15/2043	(10,645)	10,400	10,400
RDR	0.290%	07/31/2015	08/03/2015	53,300	U.S. Treasury Notes 1.500% due 10/31/2019	(54,424)	53,300	53,301
SAL	0.290%	07/31/2015	08/03/2015	11,100	U.S. Treasury Notes 1.750% due 02/28/2022	(11,348)	11,100	11,100
SSB	0.000%	07/31/2015	08/03/2015	2,939	Fannie Mae 2.170% due 10/17/2022	(3,000)	2,939	2,939

Total Repurchase Agreements						$(101,102)	$98,739	$98,741

(1)	Includes accrued interest.

As of July 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing outstanding during the period ended July 31, 2015 was $1,230 at a weighted average interest rate of (2.761%).

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of July 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
MBC	$21,001	$0	$0	$0	$21,001	$(21,685)	$(684)
MSC	10,400	0	0	0	10,400	(10,645)	(245)
RDR	53,301	0	0	0	53,301	(54,424)	(1,123)
SAL	11,100	0	0	0	11,100	(11,348)	(248)
SSB	2,939	0	0	0	2,939	(3,000)	(61)

Total Borrowings and Other Financing Transactions	$98,741	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$24,948	$1,697	$(224)	$30	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	12/17/2019	$		142,900	$4,583	$659	$447	$0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044			169,400	27,580	33,106	1,318	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045			250,800	2,076	(11,784)	0	(1,688)
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		AUD	7,600	200	12	21	0

							$34,439	$21,993	$1,786	$(1,688)

Total Swap Agreements							$36,136	$21,769	$1,816	$(1,688)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2015:

(h)	Securities with an aggregate market value of $3,478 and cash of $7,472 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,816	$1,816	$0	$0	$(1,688)	$(1,688)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	33

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	06/2016		EUR	93	$		127	$25	$0
	06/2016	$		5		EUR	4	0	(1)

BPS	08/2015		BRL	3,700	$		1,090	10	0
	08/2015	$		1,179		BRL	3,700	0	(98)

BRC	08/2015		AUD	78	$		58	1	0
	06/2016		EUR	17			23	5	0

CBK	08/2015		GBP	692			1,073	0	(8)
	08/2015	$		989		GBP	638	7	0
	09/2015		MXN	170	$		11	0	0

DUB	06/2016		EUR	10			14	3	0

GLM	08/2015		JPY	5,200			42	0	0

JPM	08/2015		GBP	368			574	0	0
	08/2015		JPY	27,900			227	2	0
	08/2015	$		46,515		GBP	29,746	0	(62)
	09/2015		GBP	29,746	$		46,505	62	0

MSB	08/2015		BRL	3,741			1,184	91	0
	08/2015		EUR	10,985			12,298	234	0
	08/2015	$		1,112		BRL	3,741	0	(19)
	08/2015			267		JPY	33,100	1	0
	09/2015		JPY	33,100	$		267	0	(1)
	09/2015	$		1,159		BRL	3,700	0	(91)
	06/2016		EUR	24	$		33	6	0

NAB	06/2016			53			73	14	0

SCX	08/2015	$		12,132		EUR	10,985	0	(68)
	09/2015		EUR	10,985	$		12,137	68	0

UAG	08/2015		BRL	3,741			1,117	24	0
	08/2015		GBP	29,324			46,030	236	0
	08/2015	$		1,102		BRL	3,741	0	(10)
	09/2015			1,105			3,741	0	(24)

Total Forward Foreign Currency Contracts								$789	$(382)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2019	4.755%	$ 2,400	$(247)	$(97)	$0	$(344)

GST	Petrobras Global Finance BV	1.000%	09/20/2020	4.965%	10	(1)	(1)	0	(2)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.755%	8,900	(912)	(364)	0	(1,276)
	Russia Government International Bond	1.000%	06/20/2020	3.304%	200	(27)	7	0	(20)

HUS	Petrobras Global Finance BV	1.000%	09/20/2020	4.965%	40	(6)	(1)	0	(7)

MYC	Novo Banco S.A.	5.000%	12/20/2015	2.683%	EUR 2,700	(42)	86	44	0

						$(1,235)	$(370)	$44	$(1,649)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	37,800	$31	$(403)	$0	$(372)

BPS	Pay	1-Year BRL-CDI	11.500%	01/04/2021		33,400	46	(375)	0	(329)

CBK	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$	13,700	8	130	138	0
	Pay	3-Month USD-LIBOR	2.800%	08/24/2025		3,900	3	49	52	0

DUB	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		19,700	18	181	199	0
	Pay	3-Month USD-LIBOR	2.800%	08/24/2025		45,500	14	596	610	0

GLM	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		62,900	54	581	635	0

MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	42,200	37	(453)	0	(416)

UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		57,700	(86)	(641)	0	(727)

							$125	$(335)	$1,634	$(1,844)

Total Swap Agreements							$(1,110)	$(705)	$1,678	$(3,493)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2015:

(j)	Securities with an aggregate market value of $2,938 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$25	$0	$0	$25	$(1)	$0	$(372)	$(373)	$(348)	$305	$(43)
BPS	10	0	0	10	(98)	0	(673)	(771)	(761)	667	(94)
BRC	6	0	0	6	0	0	0	0	6	0	6
CBK	7	0	190	197	(8)	0	0	(8)	189	0	189
DUB	3	0	809	812	0	0	0	0	812	(1,190)	(378)
GLM	0	0	635	635	0	0	0	0	635	(570)	65
GST	0	0	0	0	0	0	(1,298)	(1,298)	(1,298)	1,108	(190)
HUS	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
JPM	64	0	0	64	(62)	0	0	(62)	2	0	2
MSB	332	0	0	332	(111)	0	0	(111)	221	(330)	(109)
MYC	0	0	44	44	0	0	(416)	(416)	(372)	285	(87)
NAB	14	0	0	14	0	0	0	0	14	0	14
SCX	68	0	0	68	(68)	0	0	(68)	0	0	0
UAG	260	0	0	260	(34)	0	(727)	(761)	(501)	574	73

Total Over the Counter	$789	$0	$1,678	$2,467	$(382)	$0	$(3,493)	$(3,875)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$30	$0	$0	$1,786	$1,816

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$789	$0	$789
Swap Agreements	0	44	0	0	1,634	1,678

	$0	$44	$0	$789	$1,634	$2,467

	$0	$74	$0	$789	$3,420	$4,283

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	35

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,688	$1,688

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$382	$0	$382
Swap Agreements	0	1,649	0	0	1,844	3,493

	$0	$1,649	$0	$382	$1,844	$3,875

	$0	$1,649	$0	$382	$3,532	$5,563

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$21	$0	$0	$(10,050)	$(10,029)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,511	$0	$2,511
Swap Agreements	0	260	0	0	139	399

	$0	$260	$0	$2,511	$139	$2,910

	$0	$281	$0	$2,511	$(9,911)	$(7,119)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(224)	$0	$0	$6,437	$6,213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(643)	$0	$(643)
Swap Agreements	0	(415)	0	0	(916)	(1,331)

	$0	$(415)	$0	$(643)	$(916)	$(1,974)

	$0	$(639)	$0	$(643)	$5,521	$4,239

(1)	Fiscal year end changed from October 31st to July 31st.

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(23,734)	$(23,734)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,179)	$0	$(3,179)
Swap Agreements	0	(6)	0	0	20,762	20,756

	$0	$(6)	$0	$(3,179)	$20,762	$17,577

	$0	$(6)	$0	$(3,179)	$(2,972)	$(6,157)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$12,196	$12,196

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,815	$0	$2,815
Swap Agreements	0	46	0	0	(5,113)	(5,067)

	$0	$46	$0	$2,815	$(5,113)	$(2,252)

	$0	$46	$0	$2,815	$7,083	$9,944

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$9,746	$0	$9,746
Corporate Bonds & Notes
Banking & Finance	0	155,750	5,535	161,285
Industrials	0	80,455	6,022	86,477
Utilities	0	40,104	0	40,104
Municipal Bonds & Notes
California	0	9,674	0	9,674
Illinois	0	12,647	0	12,647
Nebraska	0	16,684	0	16,684
Virginia	0	586	0	586
West Virginia	0	3,185	0	3,185
U.S. Government Agencies	0	27,485	0	27,485
Mortgage-Backed Securities	0	206,004	0	206,004
Asset-Backed Securities	0	32,099	0	32,099
Sovereign Issues	0	2,219	0	2,219
Common Stocks
Financials	0	0	191	191
Preferred Securities
Banking & Finance	6,844	19,163	0	26,007

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Short-Term Instruments
Repurchase Agreements	$0	$98,739	$0	$98,739
U.S. Treasury Bills	0	8,103	0	8,103

Total Investments	$6,844	$722,643	$11,748	$741,235

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,816	0	1,816
Over the counter	0	2,467	0	2,467
	$0	$4,283	$0	$4,283

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,688)	0	(1,688)
Over the counter	0	(3,875)	0	(3,875)
	$0	$(5,563)	$0	$(5,563)

Totals	$6,844	$721,363	$11,748	$739,955

There were no significant transfers between Levels 1 and 2 during the period ended July 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2015:

Category and Subcategory	Beginning Balance at 10/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,797	$0	$(88)	$2	$1	$(177)	$0	$0	$5,535	$(163)
Industrials	10,418	0	(2,978)	(10)	52	(64)	0	(1,396)	6,022	84
Utilities	2,625	0	(2,514)	(1)	47	(157)	0	0	0	0
Common Stocks
Financials	0	271	0	0	0	(80)	0	0	191	(30)

Totals	$18,840	$271	$(5,580)	$(9)	$100	$(478)	$0	$(1,396)	$11,748	$(109)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2015	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,535	Proxy Pricing		Base Price	115.50
Industrials	6,022	Proxy Pricing		Base Price	100.00
Common Stocks
Financials	191	Other Valuation Techniques	(2)	—	—

Total	$11,748

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	37

Schedule of Investments PIMCO High Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.0%

BANK LOAN OBLIGATIONS 1.3%
Clear Channel Communications, Inc.
6.940% due 01/30/2019		$10,450	$9,623
Sequa Corp.
5.250% due 06/19/2017		2,600	2,307

Total Bank Loan Obligations (Cost $12,115)			11,930

CORPORATE BONDS & NOTES 66.9%

BANKING & FINANCE 34.9%
AGFC Capital Trust
6.000% due 01/15/2067		27,410	20,420
American International Group, Inc.
6.250% due 03/15/2087 (g)		1,839	2,027
Banco do Brasil S.A.
6.250% due 04/15/2024 (d)		7,350	5,003
9.000% due 06/18/2024 (d)		21,500	18,537
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	2,300	2,507
Barclays PLC
8.000% due 12/15/2020 (d)		17,140	20,636
BGC Partners, Inc.
5.375% due 12/09/2019		$10,160	10,673
Cantor Fitzgerald LP
6.500% due 06/17/2022		13,100	13,701
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,000	5,108
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	700	796
6.625% due 09/23/2019 (d)		$10,000	10,000
7.875% due 01/23/2024 (d)		17,550	18,287
Doctors Co.
6.500% due 10/15/2023		10,000	10,857
ERB Hellas PLC
4.250% due 06/26/2018	EUR	700	264
GSPA Monetization Trust
6.422% due 10/09/2029		$8,260	9,224
ING Groep NV
6.500% due 04/16/2025 (d)		600	592
International Lease Finance Corp.
6.980% due 10/15/2018		18,000	18,562
LBG Capital No.2 PLC
9.000% due 12/15/2019	GBP	284	477
9.125% due 07/15/2020		1,900	3,205
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$27,700	39,957
Midwest Family Housing LLC
6.631% due 01/01/2051		4,951	3,957
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		7,220	6,931
Navient Corp.
5.500% due 01/15/2019		7,500	7,388
5.625% due 08/01/2033		12,357	8,897
Novo Banco S.A.
2.625% due 05/08/2017	EUR	400	437
4.750% due 01/15/2018		1,000	1,137
5.000% due 04/04/2019		439	504
5.000% due 04/23/2019		1,045	1,202
5.000% due 05/14/2019		792	909
5.000% due 05/21/2019		387	445
5.000% due 05/23/2019		384	442
5.875% due 11/09/2015		3,100	3,430
Rio Oil Finance Trust
6.250% due 07/06/2024		$28,300	26,390

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		$4,800	$4,788
6.299% due 05/15/2017		8,900	9,109
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	6,000	6,278
5.717% due 06/16/2021		$10,100	9,864
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	2,992	4,502
6.052% due 10/13/2039		1,758	2,873
TIG FinCo PLC
8.500% due 03/02/2020		937	1,537
8.750% due 04/02/2020		4,815	7,331
Tri-Command Military Housing LLC
5.383% due 02/15/2048		$4,686	4,282

			323,466

INDUSTRIALS 22.1%
Anadarko Petroleum Corp.
7.000% due 11/15/2027 (g)		5,700	6,396
BMC Software Finance, Inc.
8.125% due 07/15/2021		2,250	1,769
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		8,709	5,781
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		19,100	15,901
11.250% due 06/01/2017 ^		10,700	8,881
CCO Safari LLC
6.484% due 10/23/2045		9,637	9,994
6.834% due 10/23/2055		1,377	1,418
Chesapeake Energy Corp.
3.539% due 04/15/2019		150	127
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		3,100	2,976
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	5,000	8,023
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$1,977	1,458
Ford Motor Co.
7.700% due 05/15/2097		16,610	20,601
General Shopping Finance Ltd.
10.000% due 11/09/2015 (d)		5,300	2,557
General Shopping Investments Ltd.
12.000% due 03/20/2017 (d)		2,500	919
GTL Trade Finance, Inc.
7.250% due 04/16/2044		4,500	3,892
Gulfport Energy Corp.
7.750% due 11/01/2020		500	515
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,614	19,874
Harvest Operations Corp.
6.875% due 10/01/2017		28,618	26,543
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	300	232
4.500% due 12/06/2016	JPY	10,000	56
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$9,030	8,466
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	19,600	28,471
Scientific Games International, Inc.
10.000% due 12/01/2022		$5,200	5,070
Sequa Corp.
7.000% due 12/15/2017		17,273	11,918
Tembec Industries, Inc.
9.000% due 12/15/2019		1,500	1,222
UCP, Inc.
8.500% due 10/21/2017		10,300	10,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Warren Resources, Inc.
9.000% due 08/01/2022		$3,000	$1,087

			204,486

UTILITIES 9.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		7,300	8,039
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,100
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		10,100	8,635
6.000% due 11/27/2023		9,900	9,146
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		360	355
Illinois Power Generating Co.
7.000% due 04/15/2018 (g)		16,800	16,002
7.950% due 06/01/2032		900	850
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (g)		15,200	17,285
NRG REMA LLC
9.237% due 07/02/2017		175	184
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		5,248	3,805
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		5,546	3,550
6.750% due 10/01/2023		11,838	7,665
Petrobras Global Finance BV
3.163% due 03/17/2020		2,520	2,274
6.250% due 12/14/2026	GBP	8,600	11,450
6.625% due 01/16/2034		200	255
7.875% due 03/15/2019		$700	730

			91,325

Total Corporate Bonds & Notes (Cost $601,415)			619,277

MUNICIPAL BONDS & NOTES 16.6%

CALIFORNIA 2.1%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		2,000	2,344
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025		1,500	1,720
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030		7,500	8,271
7.750% due 09/01/2040		6,500	7,180
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032		290	286

			19,801

DISTRICT OF COLUMBIA 1.1%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035		9,740	10,543

ILLINOIS 4.8%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	9,466
7.517% due 01/01/2040		34,805	34,659

			44,125

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 2.4%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	$18,500	$22,047

NEVADA 0.4%
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	3,900	3,540

NEW YORK 0.4%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	3,595	3,547

PENNSYLVANIA 3.8%
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	7,000	7,753
6.765% due 06/01/2040	24,870	27,251

		35,004

TEXAS 0.9%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,535	8,347

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,375	1,027

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,680	5,689

Total Municipal Bonds & Notes (Cost $146,906)		153,670

U.S. GOVERNMENT AGENCIES 6.5%
Fannie Mae
3.500% due 09/25/2027 (a)	790	91
4.000% due 05/25/2020 (a)	769	16
5.188% due 07/25/2025	10,920	11,068
5.960% due 09/25/2042 (a)	2,536	419
6.480% due 10/25/2017 - 01/25/2018 (a)	105,022	5,491
9.619% due 10/25/2041	1,860	2,045
10.000% due 01/25/2034	220	264
15.238% due 05/25/2043	3,050	3,243
Freddie Mac
4.000% due 08/15/2020 (a)	968	59
4.500% due 10/15/2037 (a)	1,557	155
5.000% due 06/15/2033 (a)	2,774	423
5.913% due 07/15/2035 (a)	2,067	343
6.013% due 02/15/2042 (a)	3,198	588
6.953% due 08/15/2036 (a)	1,150	263
7.741% due 12/25/2027	7,900	8,072
8.141% due 05/25/2025	9,700	9,920
9.391% due 10/25/2027	4,350	5,114
10.941% due 03/25/2025	2,200	2,600
11.502% due 12/15/2043 - 03/15/2044	4,875	5,034
12.625% due 05/15/2033	78	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	$6,381	$891
4.500% due 07/20/2042 (a)	392	67
5.000% due 09/20/2042 (a)	694	137
5.942% due 10/20/2041 (a)	4,628	803
6.062% due 02/20/2042 (a)	22,881	2,659
11.499% due 02/20/2044	570	578

Total U.S. Government Agencies (Cost $65,417)		60,435

MORTGAGE-BACKED SECURITIES 25.5%
American Home Mortgage Assets Trust
6.250% due 06/25/2037	1,194	824
Banc of America Alternative Loan Trust
5.410% due 06/25/2046 ^(a)	12,691	2,019
6.000% due 03/25/2036 ^	5,593	4,441
6.000% due 06/25/2046 ^	100	86
6.000% due 07/25/2046 ^	3,135	2,605
Banc of America Funding Trust
6.000% due 07/25/2037 ^	877	706
6.250% due 10/26/2036	14,412	10,910
Banc of America Mortgage Trust
2.650% due 02/25/2036 ^	36	33
BCAP LLC Trust
5.368% due 03/26/2037	3,073	1,007
9.740% due 10/26/2036	8,309	6,995
10.584% due 09/26/2036	8,324	7,340
20.623% due 06/26/2036	1,886	599
Bear Stearns Adjustable Rate Mortgage Trust
2.779% due 05/25/2047 ^	564	507
2.812% due 11/25/2034	208	201
Bellemeade Re Ltd.
6.489% due 07/25/2025	1,250	1,250
Chase Mortgage Finance Trust
2.425% due 12/25/2035 ^	39	37
5.466% due 09/25/2036 ^	211	189
5.500% due 05/25/2036 ^	11	10
Citigroup Mortgage Loan Trust, Inc.
0.537% due 07/25/2036	25	25
2.491% due 07/25/2046 ^	131	115
2.803% due 07/25/2037 ^	250	235
2.832% due 08/25/2037 ^	1,191	1,033
6.500% due 09/25/2036	4,822	3,603
CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^	817	742
Countrywide Alternative Loan Trust
0.361% due 07/25/2046	20,334	20,368
2.612% due 02/25/2037 ^	514	459
3.252% due 07/25/2046 ^	1,414	1,190
4.796% due 07/25/2021 ^	653	642
4.810% due 04/25/2035 (a)	7,849	924
5.500% due 03/25/2036 ^	460	391
6.000% due 05/25/2036 ^	7,520	6,525
6.000% due 11/25/2036 ^	341	303
6.000% due 02/25/2037 ^	8,572	6,791
6.000% due 03/25/2037 ^	6,673	5,456
6.000% due 05/25/2037 ^	9,075	7,506
6.000% due 02/25/2047	3,153	2,728
6.250% due 12/25/2036 ^	4,776	3,925
6.250% due 08/25/2037 ^	417	359
6.500% due 06/25/2036 ^	1,365	1,119
6.500% due 09/25/2037 ^	8,060	6,427
6.500% due 11/25/2037 ^	10,297	8,674
Countrywide Home Loan Mortgage Pass-Through Trust
2.519% due 09/20/2036 ^	836	746
2.545% due 09/25/2047 ^	95	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.160% due 12/25/2036 (a)	$6,194	$963
5.750% due 06/25/2037 ^	1,806	1,657
6.000% due 04/25/2037 ^	469	436
6.000% due 05/25/2037 ^	7,208	6,634
6.000% due 07/25/2037	3,274	2,838
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036	3,384	2,668
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036 ^	2,884	2,448
GMAC Commercial Mortgage Asset Corp.
6.107% due 08/10/2052	1,975	2,177
HarborView Mortgage Loan Trust
2.561% due 08/19/2036 ^	811	601
4.779% due 08/19/2036 ^	57	52
IndyMac Mortgage Loan Trust
2.894% due 05/25/2037 ^	3,435	2,435
JPMorgan Alternative Loan Trust
2.525% due 03/25/2037 ^	11,848	9,341
JPMorgan Mortgage Trust
2.528% due 01/25/2037 ^	507	459
6.430% due 01/25/2037 ^(a)	29,465	6,580
Morgan Stanley Mortgage Loan Trust
6.000% due 10/25/2037 ^	2,614	2,200
Nomura Asset Acceptance Corp Alternative Loan Trust
3.038% due 04/25/2036 ^	7,192	5,122
RBSSP Resecuritization Trust
9.589% due 06/26/2037	6,392	3,727
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	2,543	2,117
6.000% due 12/25/2036 ^	6,206	5,122
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^	852	714
6.250% due 09/25/2037 ^	6,219	4,468
6.500% due 08/25/2036 ^	1,062	710
6.500% due 04/25/2037 ^	24,517	15,615
Residential Funding Mortgage Securities, Inc. Trust
6.250% due 08/25/2036 ^	3,129	2,856
Structured Adjustable Rate Mortgage Loan Trust
2.741% due 04/25/2047	1,156	917
4.952% due 01/25/2036 ^	291	228
WaMu Mortgage Pass-Through Certificates Trust
1.798% due 01/25/2037 ^	181	155
1.953% due 04/25/2037 ^	159	139
1.974% due 11/25/2036 ^	1,465	1,306
2.032% due 12/25/2036 ^	116	103
2.147% due 05/25/2037 ^	242	199
2.178% due 02/25/2037 ^	310	261
2.291% due 02/25/2037 ^	348	301
Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036 ^	7,706	6,130
6.000% due 06/25/2037 ^	11,981	10,533
6.490% due 04/25/2037 (a)	16,855	5,544
6.500% due 03/25/2036 ^	10,067	7,142
Wells Fargo Mortgage-Backed Securities Trust
2.332% due 09/25/2036 ^	133	124

Total Mortgage-Backed Securities (Cost $219,932)		235,152

ASSET-BACKED SECURITIES 11.1%
Apidos CLO
0.010% due 07/22/2026	3,000	2,283
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.421% due 01/25/2036	2,680	2,072
CIFC Funding Ltd.
0.010% due 05/24/2026	4,000	3,372

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	39

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.291% due 12/25/2036		$9,936	$6,197
Countrywide Asset-Backed Certificates
5.024% due 07/25/2036		13,700	10,667
GSAA Home Equity Trust
5.772% due 11/25/2036 ^		2,897	1,714
5.917% due 03/25/2037 ^		3,305	1,602
5.983% due 03/25/2037 ^		8,856	5,127
JPMorgan Mortgage Acquisition Trust
4.905% due 01/25/2037 ^		3,631	2,778
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^		978	503
5.965% due 09/25/2046 ^		10,838	7,635
6.250% due 07/25/2047 ^		1,834	1,372
NovaStar Mortgage Funding Trust
0.351% due 10/25/2036		41,743	21,041
People’s Financial Realty Mortgage Securities Trust
0.351% due 09/25/2036		24,134	7,512
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036		9,905	6,207
6.998% due 09/25/2037		8,688	5,736
7.238% due 09/25/2037		7,327	4,834
Sherwood Funding CDO Ltd.
0.548% due 11/06/2039		37,269	12,112
Washington Mutual Asset-Backed Certificates Trust
0.341% due 05/25/2036		338	241

Total Asset-Backed Securities (Cost $99,663)			103,005

SOVEREIGN ISSUES 0.4%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	800	622
Republic of Greece Government International Bond
3.000% due 02/24/2023		25	15
3.000% due 02/24/2024		25	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2025	EUR	25	$15
3.000% due 02/24/2026		25	14
3.000% due 02/24/2027		25	14
3.000% due 02/24/2028		25	14
3.000% due 02/24/2029		25	14
3.000% due 02/24/2030		25	13
3.000% due 02/24/2031		25	13
3.000% due 02/24/2032		25	13
3.000% due 02/24/2033		25	13
3.000% due 02/24/2034		25	13
3.000% due 02/24/2035		25	13
3.000% due 02/24/2036		25	12
3.000% due 02/24/2037		25	12
3.000% due 02/24/2038		25	12
3.000% due 02/24/2039		25	12
3.000% due 02/24/2040		25	12
3.000% due 02/24/2041		25	12
3.000% due 02/24/2042		25	12
4.500% due 11/08/2016	JPY	50,000	282
4.750% due 04/17/2019	EUR	3,000	2,215

Total Sovereign Issues (Cost $3,733)			3,382

		SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG TopCo Ltd. (e)		828,934	867

Total Common Stocks (Cost $1,229)			867

PREFERRED SECURITIES 2.1% (d)

BANKING & FINANCE 2.1%
Farm Credit Bank of Texas
10.000% due 12/15/2020		15,400	19,289

Total Preferred Securities (Cost $18,133)			19,289

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.5%

REPURCHASE AGREEMENTS (f) 0.9%
		$8,584

	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 1.4%
Federal Home Loan Bank
0.092% due 10/09/2015	$600	600
0.100% due 10/23/2015	5,200	5,199
0.124% due 10/30/2015	7,300	7,299

		13,098

U.S. TREASURY BILLS 2.2%
0.111% due 10/08/2015 - 01/28/2016 (c)(i)(k)	20,700	20,690

Total Short-Term Instruments (Cost $42,371)		42,372

Total Investments in Securities (Cost $1,210,914)		1,249,379

Total Investments 135.0% (Cost $1,210,914)		$1,249,379

Financial Derivative Instruments (g)(i) 2.1% (Cost or Premiums, net $(144))		19,632

Preferred Shares (31.5%)		(292,000)

Other Assets and Liabilities, net (5.6%)		(51,413)

Net Assets Applicable to Common Shareholders 100.0%		$925,598

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG TopCo Ltd.	04/02/2015	$1,229	$867	0.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
IND	0.200%	07/31/2015	08/03/2015	$5,600	U.S. Treasury Notes 2.000% due 05/31/2021	$(5,719)	$5,600	$5,600
SSB	0.000%	07/31/2015	08/03/2015	2,984	Fannie Mae 2.170% due 10/17/2022	(3,044)	2,984	2,984

Total Repurchase Agreements						$(8,763)	$8,584	$8,584

(1)	Includes accrued interest.

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
MSC	0.550%	05/21/2015	08/21/2015	$(16,838)	$(16,857)
	0.600%	07/08/2015	10/08/2015	(5,457)	(5,459)
BCY	(1.500%)	06/17/2015	01/23/2017	(1,756)	(1,753)
	(1.500%)	04/16/2015	04/16/2017	(3,648)	(3,632)
	(1.500%)	04/21/2015	04/21/2017	(4,649)	(4,629)
FOB	(4.000%)	07/17/2015	07/17/2017	(4,915)	(4,907)

Total Reverse Repurchase Agreements					$(37,237)

(2)	The average amount of borrowings outstanding during the period ended July 31, 2015 was $40,014 at a weighted average interest rate of (0.020%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of July 31, 2015:

(g)	Securities with an aggregate market value of $39,412 have been pledged as collateral under the terms of the following master agreements as of July 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(10,014)	$0	$0	$(10,014)	$10,153	$139
FOB		(4,907)	0	0	(4,907)	4,763	(144)
IND	5,600	0	0	0	5,600	(5,719)	(119)
MSC	0	(22,316)	0	0	(22,316)	24,172	1,856
SSB	2,984	0	0	0	2,984	(3,044)	(60)

Total Borrowings and Other Financing Transactions	$8,584	$(37,237)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(16,857)	$(5,459)	$(14,921)	$(37,237)

Total Borrowings	$0	$(16,857)	$(5,459)	$(14,921)	$(37,237)

Gross amount of recognized liabilities for reverse repurchase agreements					$(37,237)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$21,186	$1,441	$(193)	$76	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	41

Schedule of Investments PIMCO High Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	12/17/2019	$276,600	$8,871	$1,957	$865	$0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044	617,800	100,584	109,994	4,806	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045	866,600	7,152	(40,602)	0	(5,828)

					$116,607	$71,349	$5,671	$(5,828)

Total Swap Agreements					$118,048	$71,156	$5,747	$(5,828)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2015:

(i)	Securities with an aggregate market value of $17,758 and cash of $10,384 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$5,747	$5,747	$0	$0	$(5,828)	$(5,828)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	06/2016		EUR	3,698	$		5,063	$975	$0
	06/2016	$		216		EUR	160	0	(39)

BRC	06/2016		EUR	692	$		952	186	0

CBK	08/2015			741			809	1	(5)

DUB	02/2016			6,750			9,083	1,647	0
	06/2016			386			529	102	0

HUS	08/2015		GBP	50,773			79,950	660	0

JPM	08/2015		JPY	41,400			337	3	0
	08/2015	$		79,396		GBP	50,773	0	(106)
	09/2015		GBP	50,773	$		79,379	106	0

MSB	08/2015		EUR	23,892			26,749	509	0
	08/2015	$		333		JPY	41,400	1	0
	09/2015		JPY	41,400	$		334	0	(1)
	06/2016		EUR	971			1,335	262	0

NAB	06/2016			2,113			2,901	565	0
	07/2016			268			364	67	0

SCX	08/2015	$		27,207		EUR	24,633	0	(153)
	09/2015		EUR	24,634	$		27,217	153	0

Total Forward Foreign Currency Contracts								$5,237	$(304)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	$1,700	$(332)	$(147)	$0	$(479)

GST	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	2,200	(437)	(183)	0	(620)

HUS	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%	400	(33)	(24)	0	(57)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	2,800	(581)	(208)	0	(789)

MYC	Petrobras International Finance Co.	1.000%	12/20/2019	4.755%	13,700	(1,268)	(697)	0	(1,965)

						$(2,651)	$(1,259)	$0	$(3,910)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month USD-LIBOR	2.000%	08/24/2020	$	600,000	$934	$4,539	$5,473	$0

CBK	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		600,000	433	5,623	6,056	0

DUB	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		400,000	838	3,295	4,133	0

GLM	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		300,000	302	2,726	3,028	0

							$2,507	$16,183	$18,690	$0

Total Swap Agreements							$(144)	$14,924	$18,690	$(3,910)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2015:

(k)	Securities with an aggregate market value of $2,932 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$975	$0	$5,473	$6,448	$(39)	$0	$0	$(39)	$6,409	$(6,230)	$179
BPS	0	0	0	0	0	0	(479)	(479)	(479)	360	(119)
BRC	186	0	0	186	0	0	0	0	186	(280)	(94)
CBK	1	0	6,056	6,057	(5)	0	0	(5)	6,052	(5,700)	352
DUB	1,749	0	4,133	5,882	0	0	0	0	5,882	(6,430)	(548)
GLM	0	0	3,028	3,028	0	0	0	0	3,028	(2,750)	278
GST	0	0	0	0	0	0	(620)	(620)	(620)	697	77
HUS	660	0	0	660	0	0	(846)	(846)	(186)	0	(186)
JPM	109	0	0	109	(106)	0	0	(106)	3	0	3
MSB	772	0	0	772	(1)	0	0	(1)	771	(920)	(149)
MYC	0	0	0	0	0	0	(1,965)	(1,965)	(1,965)	1,875	(90)
NAB	632	0	0	632	0	0	0	0	632	(530)	102
SCX	153	0	0	153	(153)	0	0	(153)	0	0	0

Total Over the Counter	$5,237	$0	$18,690	$23,927	$(304)	$0	$(3,910)	$(4,214)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$76	$0	$0	$5,671	$5,747

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,237	$0	$5,237
Swap Agreements	0	0	0	0	18,690	18,690

	$0	$0	$0	$5,237	$18,690	$23,927

	$0	$76	$0	$5,237	$24,361	$29,674

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	43

Schedule of Investments PIMCO High Income Fund (Cont.)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$5,828	$5,828

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$304	$0	$304
Swap Agreements	0	3,910	0	0	0	3,910

	$0	$3,910	$0	$304	$0	$4,214

	$0	$3,910	$0	$304	$5,828	$10,042

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(146)	$0	$0	$(19,743)	$(19,889)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,036	$0	$1,036
Swap Agreements	0	28	0	0	(13,102)	(13,074)

	$0	$28	$0	$1,036	$(13,102)	$(12,038)

	$0	$(118)	$0	$1,036	$(32,845)	$(31,927)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(193)	$0	$0	$34,970	$34,777

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,392)	$0	$(5,392)
Swap Agreements	0	877	0	0	19,631	20,508

	$0	$877	$0	$(5,392)	$19,631	$15,116

	$0	$684	$0	$(5,392)	$54,601	$49,893

(1)	Fiscal year end changed from March 31st to July 31st.

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(116,469)	$(116,469)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,345	$0	$2,345
Swap Agreements	0	1,163	0	0	31,800	32,963

	$0	$1,163	$0	$2,345	$31,800	$35,308

	$0	$1,163	$0	$2,345	$(84,669)	$(81,161)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$38,997	$38,997

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,594	$0	$10,594
Swap Agreements	0	(2,136)	0	0	(9,092)	(11,228)

	$0	$(2,136)	$0	$10,594	$(9,092)	$(634)

	$0	$(2,136)	$0	$10,594	$29,905	$38,363

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$11,930	$0	$11,930
Corporate Bonds & Notes
Banking & Finance	0	314,242	9,224	323,466
Industrials	0	194,147	10,339	204,486
Utilities	0	91,325	0	91,325
Municipal Bonds & Notes
California	0	19,801	0	19,801
District of Columbia	0	10,543	0	10,543
Illinois	0	44,125	0	44,125
Nebraska	0	22,047	0	22,047
Nevada	0	3,540	0	3,540
New York	0	3,547	0	3,547
Pennsylvania	0	35,004	0	35,004
Texas	0	8,347	0	8,347
Virginia	0	1,027	0	1,027
West Virginia	0	5,689	0	5,689
U.S. Government Agencies	0	54,944	5,491	60,435
Mortgage-Backed Securities	0	231,725	3,427	235,152
Asset-Backed Securities	0	103,005	0	103,005
Sovereign Issues	0	3,382	0	3,382
Common Stocks
Financials	0	0	867	867

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Preferred Securities
Banking & Finance	$0	$19,289	$0	$19,289
Short-Term Instruments
Repurchase Agreements	0	8,584	0	8,584
Short-Term Notes	0	13,098	0	13,098
U.S. Treasury Bills	0	20,690	0	20,690

Total Investments	$0	$1,220,031	$29,348	$1,249,379

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5,747	0	5,747
Over the counter	0	23,927	0	23,927
	$0	$29,674	$0	$29,674

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(5,828)	0	(5,828)
Over the counter	0	(4,214)	0	(4,214)
	$0	$(10,042)	$0	$(10,042)

Totals	$0	$1,239,663	$29,348	$1,269,011

There were no significant transfers between Levels 1 and 2 during the period ended July 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$32,645	$0	$(81)	$274	$3	$(1,098)	$0	$(22,519)	$9,224	$(368)
Industrials	10,343	0	0	4	0	(8)	0	0	10,339	(9)
Utilities	3,850	0	(3,843)	0	74	(81)	0	0	0	0
U.S. Government Agencies	8,164	0	0	(2,176)	0	(497)	0	0	5,491	(497)
Mortgage-Backed Securities	2,148	1,250	(5)	0	0	34	0	0	3,427	34
Common Stocks
Financials	0	1,229	0	0	0	(362)	0	0	867	(362)

Totals	$57,150	$2,479	$(3,929)	$(1,898)	$77	$(2,012)	$0	$(22,519)	$29,348	$(1,202)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$9,224	Proxy Pricing	Base Price	115.50
Industrials	10,339	Proxy Pricing	Base Price	100.00
U.S. Government Agencies	5,491	Third Party Vendor	Broker Quote	5.23
Mortgage-Backed Securities	3,427	Proxy Pricing	Base Price	100.00-108.50
Common Stocks
Financials	867	Other Valuation Techniques (2)	—	—

Total	$29,348

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	45

Schedule of Investments PIMCO Income Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.3%

BANK LOAN OBLIGATIONS 1.8%
Clear Channel Communications, Inc.
6.940% due 01/30/2019		$3,100	$2,854
Sequa Corp.
5.250% due 06/19/2017		2,547	2,261

Total Bank Loan Obligations (Cost $5,170)			5,115

CORPORATE BONDS & NOTES 59.6%

BANKING & FINANCE 32.9%
American International Group, Inc.
6.250% due 03/15/2087		5,476	6,036
8.175% due 05/15/2068		693	930
Banco do Brasil S.A.
6.250% due 04/15/2024 (d)		900	613
9.000% due 06/18/2024 (d)		4,000	3,449
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	500	545
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	3,700	7,620
BGC Partners, Inc.
5.375% due 12/09/2019		$3,040	3,194
Cantor Fitzgerald LP
6.500% due 06/17/2022		4,000	4,183
Citigroup, Inc.
5.950% due 05/15/2025 (d)		2,100	2,050
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,050	5,193
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	200	227
7.500% due 06/23/2026 (d)	GBP	1,600	2,524
7.875% due 01/23/2024 (d)		$1,500	1,567
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (d)		750	755
GSPA Monetization Trust
6.422% due 10/09/2029		2,386	2,665
Jefferies Finance LLC
6.875% due 04/15/2022		3,800	3,667
LBG Capital No.2 PLC
9.125% due 07/15/2020	GBP	1,134	1,913
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$400	577
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	3,600	5,892
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		$2,100	2,016
Navient Corp.
5.500% due 01/15/2019		6,700	6,600
5.625% due 08/01/2033		100	72
8.450% due 06/15/2018		1,500	1,624
Novo Banco S.A.
2.625% due 05/08/2017	EUR	100	109
4.750% due 01/15/2018		400	455
5.000% due 04/04/2019		101	116
5.000% due 04/23/2019		311	358
5.000% due 05/14/2019		206	236
5.000% due 05/21/2019		115	132
5.000% due 05/23/2019		115	132
5.875% due 11/09/2015		900	996
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		$1,757	1,836
Rabobank Group
8.400% due 06/29/2017 (d)		300	327
Rio Oil Finance Trust
6.250% due 07/06/2024		8,200	7,646
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,500	1,496
6.299% due 05/15/2017		2,600	2,661

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		$3,000	$2,930
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	1,775	2,671
6.052% due 10/13/2039		921	1,505
TIG FinCo PLC
8.500% due 03/02/2020		111	183
8.750% due 04/02/2020		932	1,420
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$1,500	1,343
6.902% due 07/09/2020		5,100	5,017

			95,481

INDUSTRIALS 16.1%
Anadarko Petroleum Corp.
7.000% due 11/15/2027		1,600	1,795
BMC Software Finance, Inc.
8.125% due 07/15/2021		710	558
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		2,360	1,566
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		3,855	3,210
11.250% due 06/01/2017 ^		1,600	1,328
CCO Safari LLC
6.484% due 10/23/2045		2,979	3,089
6.834% due 10/23/2055		426	439
Chesapeake Energy Corp.
3.539% due 04/15/2019		40	34
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		900	864
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		1,010	1,117
Forbes Energy Services Ltd.
9.000% due 06/15/2019		612	451
Ford Motor Co.
7.700% due 05/15/2097		9,030	11,200
Gulfport Energy Corp.
7.750% due 11/01/2020		300	309
Harvest Operations Corp.
6.875% due 10/01/2017		515	478
iHeartCommunications, Inc.
9.000% due 09/15/2022		600	542
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		1,930	1,809
Pertamina Persero PT
6.450% due 05/30/2044		5,249	5,131
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,017
Scientific Games International, Inc.
10.000% due 12/01/2022		$1,600	1,560
Sequa Corp.
7.000% due 12/15/2017		3,174	2,190
Tembec Industries, Inc.
9.000% due 12/15/2019		1,000	815
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,073	3,333
6.542% due 03/30/2021		727	1,197
Westmoreland Coal Co.
8.750% due 01/01/2022		$3,026	2,693

			46,725

UTILITIES 10.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		2,100	2,313
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		3,000	2,565
6.000% due 11/27/2023		7,400	6,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		$200	$197
Illinois Power Generating Co.
6.300% due 04/01/2020		1,420	1,292
7.000% due 04/15/2018		2,400	2,286
7.950% due 06/01/2032		200	189
Northwestern Bell Telephone
7.750% due 05/01/2030 (f)		7,000	7,794
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		246	178
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		1,422	910
6.750% due 10/01/2023		1,471	953
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	230	237
3.163% due 03/17/2020		$130	117
4.875% due 03/17/2020		210	196
5.750% due 01/20/2020		70	68
6.625% due 01/16/2034	GBP	100	128
6.750% due 01/27/2041		$1,200	1,005
7.875% due 03/15/2019		3,200	3,336

			30,600

Total Corporate Bonds & Notes (Cost $172,359)			172,806

MUNICIPAL BONDS & NOTES 8.1%

CALIFORNIA 1.6%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		600	656
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		3,600	4,052

			4,708

ILLINOIS 2.1%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		6,000	5,975

NEBRASKA 2.6%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		6,400	7,627

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		395	295

WEST VIRGINIA 1.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		5,685	4,842

Total Municipal Bonds & Notes (Cost $22,414)			23,447

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
3.500% due 12/25/2032 (a)		983	133
4.000% due 11/25/2042 (a)		3,480	571
5.188% due 07/25/2025		3,410	3,456
14.440% due 12/25/2040		132	201
Freddie Mac
7.741% due 12/25/2027		2,400	2,452

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.627% due 11/15/2040	$405	$429

Total U.S. Government Agencies (Cost $7,074)		7,242

MORTGAGE-BACKED SECURITIES 19.0%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	81	68
Banc of America Funding Trust
6.000% due 08/25/2036 ^	2,745	2,673
6.000% due 03/25/2037 ^	1,607	1,374
6.000% due 08/25/2037 ^	2,542	2,240
BCAP LLC Trust
5.368% due 03/26/2037	785	257
20.623% due 06/26/2036	166	53
Bear Stearns ALT-A Trust
2.593% due 11/25/2036	327	239
2.959% due 09/25/2035 ^	595	490
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	976	923
Chase Mortgage Finance Trust
2.425% due 12/25/2035 ^	9	8
6.000% due 02/25/2037 ^	823	706
6.000% due 07/25/2037 ^	520	452
6.250% due 10/25/2036 ^	1,569	1,412
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	96	96
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	271	244
5.500% due 12/25/2035 ^	3,191	2,800
5.500% due 03/25/2036 ^	127	108
5.534% due 04/25/2036 ^	1,039	810
5.750% due 01/25/2035	321	326
6.000% due 02/25/2035	299	312
6.000% due 05/25/2036 ^	2,084	1,832
6.000% due 08/25/2036 ^	153	142
6.000% due 04/25/2037 ^	983	812
6.000% due 08/25/2037 ^	875	679
6.250% due 11/25/2036 ^	642	609
6.250% due 12/25/2036 ^	1,384	1,137
6.500% due 08/25/2036 ^	391	304
Countrywide Home Loan Mortgage Pass-Through Trust
2.503% due 02/20/2035	58	58
5.500% due 10/25/2035 ^	726	685
5.750% due 03/25/2037 ^	501	455
6.000% due 05/25/2036 ^	1,187	1,093
6.000% due 04/25/2037 ^	106	98
6.250% due 09/25/2036 ^	574	535
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^	322	286
6.750% due 08/25/2036 ^	1,187	964
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
1.491% due 06/25/2034	2,030	1,471
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^	112	104
6.000% due 02/25/2036	4,145	3,574
HarborView Mortgage Loan Trust
0.908% due 01/19/2035	319	286
2.671% due 07/19/2035	52	47
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	1,956	1,292
JPMorgan Alternative Loan Trust
2.525% due 03/25/2037 ^	1,508	1,189
2.596% due 03/25/2036 ^	1,615	1,290
6.310% due 08/25/2036 ^	1,169	962
JPMorgan Mortgage Trust
2.528% due 01/25/2037 ^	507	451
2.597% due 02/25/2036 ^	476	416
5.000% due 03/25/2037 ^	896	769
6.000% due 08/25/2037 ^	213	198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
2.734% due 03/25/2036 ^	$1,436	$972
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	876	730
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	911	755
6.000% due 03/25/2037 ^	629	460
6.000% due 05/25/2037 ^	1,308	1,150
6.000% due 07/25/2037 ^	956	704
6.250% due 09/25/2037 ^	1,595	1,146
Residential Funding Mortgage Securities, Inc. Trust
3.747% due 08/25/2036 ^	1,694	1,492
6.000% due 09/25/2036 ^	215	198
6.000% due 06/25/2037 ^	2,801	2,478
Structured Adjustable Rate Mortgage Loan Trust
2.454% due 11/25/2036 ^	1,519	1,247
4.728% due 03/25/2037 ^	512	370
4.952% due 01/25/2036 ^	1,253	982
5.226% due 07/25/2036 ^	561	476
Suntrust Adjustable Rate Mortgage Loan Trust
2.571% due 02/25/2037 ^	269	235
2.714% due 04/25/2037 ^	1,631	1,387
WaMu Mortgage Pass-Through Certificates Trust
2.180% due 12/25/2046	437	405
2.244% due 09/25/2036 ^	199	181
4.363% due 02/25/2037 ^	539	503
6.041% due 10/25/2036 ^	721	607
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	301	286
5.750% due 03/25/2037 ^	323	316
6.000% due 06/25/2037 ^	184	185
6.000% due 07/25/2037 ^	286	282

Total Mortgage-Backed Securities (Cost $50,557)		54,876

ASSET-BACKED SECURITIES 18.5%
Asset-Backed Funding Certificates Trust
0.341% due 10/25/2036	7,936	6,971
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036	256	208
CIFC Funding Ltd.
0.010% due 05/24/2026	800	675
Countrywide Asset-Backed Certificates
0.447% due 09/25/2046	3,189	2,164
0.751% due 12/25/2035	3,500	3,305
Countrywide Asset-Backed Certificates Trust
5.192% due 08/25/2035	3,000	2,965
GSAA Home Equity Trust
5.772% due 11/25/2036 ^	7,490	4,432
GSAMP Trust
1.166% due 03/25/2035 ^	8,673	5,600
JPMorgan Mortgage Acquisition Trust
0.507% due 04/25/2036	6,000	4,127
Lehman XS Trust
5.319% due 06/24/2046	3,220	2,699
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035	254	257
Mid-State Trust
6.340% due 10/15/2036	673	733
Morgan Stanley ABS Capital, Inc. Trust
0.481% due 01/25/2036	4,300	3,891
1.181% due 06/25/2035	500	451
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^	489	366
Residential Asset Mortgage Products Trust
0.471% due 09/25/2036	400	340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
0.661% due 09/25/2035		$13,627	$10,950
Securitized Asset-Backed Receivables LLC Trust
0.331% due 05/25/2036		6,568	3,731

Total Asset-Backed Securities (Cost $52,332)			53,865

SOVEREIGN ISSUES 0.5%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	201,000	1,168
4.750% due 04/17/2019	EUR	300	221

Total Sovereign Issues (Cost $1,679)			1,389

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
TIG TopCo Ltd. (e)		91,836	96

Total Common Stocks (Cost $136)			96

PREFERRED SECURITIES 5.3%

BANKING & FINANCE 4.5%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		6,000	7,515
GMAC Capital Trust
8.125% due 02/15/2040		207,100	5,432

			12,947

UTILITIES 0.8%
Entergy Texas, Inc.
5.625% due 06/01/2064		93,975	2,408

Total Preferred Securities (Cost $14,682)			15,355

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.0%

SHORT-TERM NOTES 2.6%
Federal Home Loan Bank
0.096% due 11/04/2015 - 11/12/2015		$5,100	5,099
0.144% due 11/04/2015		900	900
0.193% due 01/22/2016		800	800
0.213% due 01/27/2016		800	799

			7,598

U.S. TREASURY BILLS 1.4%
0.077% due 08/06/2015 - 01/28/2016 (c)(h)(j)		4,084	4,083

Total Short-Term Instruments (Cost $11,680)			11,681

Total Investments in Securities (Cost $338,083)			345,872

Total Investments 119.3% (Cost $338,083)			$345,872

Financial Derivative Instruments (g)(i) (0.3%) (Cost or Premiums, net $(763))			(909)

Preferred Shares (17.7%)			(51,275)

Other Assets and Liabilities, net (1.3%)			(3,779)

Net Assets Applicable to Common Shareholders 100.0%			$289,909

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	47

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG TopCo Ltd.	04/02/2015	$ 136	$96	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
MSC	0.600%	07/08/2015	10/08/2015	$ (5,594)	$(5,596)

Total Reverse Repurchase Agreements					$(5,596)

(1)	The average amount of borrowings outstanding during the period ended July 31, 2015 was $26,860 at a weighted average interest rate of 0.420%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of July 31, 2015:

(f)	Securities with an aggregate market value of $6,124 have been pledged as collateral under the terms of the following master agreements as of July 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
MSC	$0	$(5,596)	$0	$0	$(5,596)	$6,124	$528

Total Borrowings and Other Financing Transactions	$0	$(5,596)	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$12,474	$849	$(112)	$15	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.900%	06/18/2019	$	35,800	$692	$542	$98	$0
Pay	3-Month USD-LIBOR	2.000%	06/18/2019		99,400	2,312	965	275	0
Pay	3-Month USD-LIBOR	2.250%	12/17/2019		41,300	1,325	286	129	0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		83,100	13,529	16,240	646	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		152,400	1,256	(7,134)	0	(1,025)
Pay	6-Month AUD-BBR-BBSW	3.000%	12/17/2019	AUD	6,200	103	10	3	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		3,900	102	6	11	0

						$19,319	$10,915	$1,162	$(1,025)

Total Swap Agreements						$20,168	$10,803	$1,177	$(1,025)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2015:

(h)	Securities with an aggregate market value of $2,510 and cash of $5,946 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,177	$1,177	$0	$0	$(1,025)	$(1,025)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	08/2015	$		35,040		GBP	22,403	$0	$(55)
	09/2015		GBP	22,403	$		35,033	55	0
	06/2016		EUR	26			36	7	0
	06/2016	$		1		EUR	1	0	0

BPS	08/2015		BRL	1,764	$		520	5	0
	08/2015	$		562		BRL	1,764	0	(47)

BRC	06/2016		EUR	5	$		7	1	0

CBK	08/2015			131			144	0	0
	08/2015		GBP	344			533	0	(4)
	08/2015	$		313		GBP	202	2	0

DUB	06/2016		EUR	3	$		4	1	0

GLM	08/2015		AUD	266			204	10	0

HUS	08/2015		EUR	3,334			3,717	56	0
	08/2015	$		1,363		JPY	168,500	0	(3)
	09/2015		JPY	168,500	$		1,363	3	0

JPM	08/2015		GBP	228			356	0	0

MSB	08/2015		BRL	2,157			674	44	0

	08/2015		JPY	168,500			1,366	7	0
	08/2015	$		641		BRL	2,157	0	(11)
	09/2015			553			1,764	0	(43)
	06/2016		EUR	7	$		10	2	0

NAB	06/2016			15			21	4	0

SCX	08/2015	$		3,827		EUR	3,465	0	(21)
	09/2015		EUR	3,465	$		3,828	22	0

UAG	08/2015		BRL	2,157			644	14	0
	08/2015		GBP	22,238			34,907	179	0
	08/2015	$		635		BRL	2,157	0	(6)
	08/2015			321		GBP	205	0	(1)
	09/2015			637		BRL	2,157	0	(14)

Total Forward Foreign Currency Contracts								$412	$(205)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	49

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	$500	$(98)	$(43)	$0	$(141)

GST	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	700	(139)	(58)	0	(197)

HUS	Petrobras Global Finance BV	1.000%	09/20/2020	4.965%	20	(3)	0	0	(3)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.755%	200	(17)	(12)	0	(29)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	800	(166)	(60)	0	(226)

MYC	Petrobras International Finance Co.	1.000%	12/20/2019	4.755%	4,100	(379)	(209)	0	(588)

						$(802)	$(382)	$0	$(1,184)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	6,100	$8	$(68)	$0	$(60)

CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021		23,000	(22)	(204)	0	(226)
	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$	10,400	6	99	105	0
	Pay	3-Month USD-LIBOR	2.800%	08/24/2025		3,700	3	46	49	0

DUB	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		18,000	17	165	182	0
	Pay	3-Month USD-LIBOR	2.800%	08/24/2025		22,600	7	296	303	0

GLM	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		33,100	28	306	334	0

MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	40,500	36	(435)	0	(399)

UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		29,500	(44)	(328)	0	(372)

							$39	$(123)	$973	$(1,057)

Total Swap Agreements							$(763)	$(505)	$973	$(2,241)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2015:

(j)	Securities with an aggregate market value of $1,572 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$62	$0	$0	$62	$(55)	$0	$0	$(55)	$7	$(10)	$(3)
BPS	5	0	0	5	(47)	0	(201)	(248)	(243)	183	(60)
BRC	1	0	0	1	0	0	0	0	1	(10)	(9)
CBK	2	0	154	156	(4)	0	(226)	(230)	(74)	0	(74)
DUB	1	0	485	486	0	0	0	0	486	(680)	(194)
GLM	10	0	334	344	0	0	0	0	344	(290)	54
GST	0	0	0	0	0	0	(197)	(197)	(197)	0	(197)
HUS	59	0	0	59	(3)	0	(258)	(261)	(202)	351	149
MSB	53	0	0	53	(54)	0	0	(54)	(1)	(10)	(11)
MYC	0	0	0	0	0	0	(987)	(987)	(987)	1,039	52
NAB	4	0	0	4	0	0	0	0	4	0	4
SCX	22	0	0	22	(21)	0	0	(21)	1	0	1
UAG	193	0	0	193	(21)	0	(372)	(393)	(200)	0	(200)

Total Over the Counter	$412	$0	$973	$1,385	$(205)	$0	$(2,241)	$(2,446)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$15	$0	$0	$1,162	$1,177

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$412	$0	$412
Swap Agreements	0	0	0	0	973	973

	$0	$0	$0	$412	$973	$1,385

	$0	$15	$0	$412	$2,135	$2,562

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,025	$1,025

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$205	$0	$205
Swap Agreements	0	1,184	0	0	1,057	2,241

	$0	$1,184	$0	$205	$1,057	$2,446

	$0	$1,184	$0	$205	$2,082	$3,471

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$(16,498)	$(16,497)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,119	$0	$3,119
Swap Agreements	0	126	0	0	2,768	2,894

	$0	$126	$0	$3,119	$2,768	$6,013

	$0	$127	$0	$3,119	$(13,730)	$(10,484)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(112)	$0	$0	$5,807	$5,695

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53	$0	$53
Swap Agreements	0	(382)	0	0	1,386	1,004

	$0	$(382)	$0	$53	$1,386	$1,057

	$0	$(494)	$0	$53	$7,193	$6,752

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	51

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

July 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,115	$0	$5,115
Corporate Bonds & Notes
Banking & Finance	0	92,816	2,665	95,481
Industrials	0	46,725	0	46,725
Utilities	0	30,600	0	30,600
Municipal Bonds & Notes
California	0	4,708	0	4,708
Illinois	0	5,975	0	5,975
Nebraska	0	7,627	0	7,627
Virginia	0	295	0	295
West Virginia	0	4,842	0	4,842
U.S. Government Agencies	0	7,242	0	7,242
Mortgage-Backed Securities	0	54,876	0	54,876
Asset-Backed Securities	0	53,865	0	53,865
Sovereign Issues	0	1,389	0	1,389
Common Stocks
Financials	0	0	96	96
Preferred Securities
Banking & Finance	5,432	7,515	0	12,947
Utilities	2,408	0	0	2,408

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Short-Term Instruments
Short-Term Notes	$0	$7,598	$0	$7,598
U.S. Treasury Bills	0	4,083	0	4,083

Total Investments	$7,840	$335,271	$2,761	$345,872

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,177	0	1,177
Over the counter	0	1,385	0	1,385
	$0	$2,562	$0	$2,562

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,025)	0	(1,025)
Over the counter	0	(2,446)	0	(2,446)
	$0	$(3,471)	$0	$(3,471)

Totals	$7,840	$334,362	$2,761	$344,963

There were no significant transfers between Levels 1, 2, or 3 during the period ended July 31, 2015.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Strategy Fund II

July 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.1%

BANK LOAN OBLIGATIONS 1.8%
Clear Channel Communications, Inc.
6.940% due 01/30/2019		$6,800	$6,262
Sequa Corp.
5.250% due 06/19/2017		5,303	4,707

Total Bank Loan Obligations (Cost $11,090)			10,969

CORPORATE BONDS & NOTES 54.6%

BANKING & FINANCE 29.4%
AGFC Capital Trust
6.000% due 01/15/2067		1,800	1,341
American International Group, Inc.
6.250% due 03/15/2087		11,608	12,794
8.175% due 05/15/2068		300	403
Banco do Brasil S.A.
6.250% due 04/15/2024 (d)		2,400	1,634
9.000% due 06/18/2024 (d)		8,630	7,441
9.250% due 04/15/2023 (d)		300	271
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	1,600	1,744
Barclays Bank PLC
7.625% due 11/21/2022		$2,200	2,541
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	1,500	1,680
8.000% due 12/15/2020 (d)		3,900	4,695
BGC Partners, Inc.
5.375% due 12/09/2019		$6,370	6,692
Cantor Fitzgerald LP
6.500% due 06/17/2022 (f)		8,500	8,890
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	6,150	10,472
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	400	455
7.500% due 06/23/2026 (d)	GBP	3,500	5,521
7.875% due 01/23/2024 (d)		$3,200	3,344
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (d)		1,500	1,510
ERB Hellas PLC
4.250% due 06/26/2018	EUR	250	94
GSPA Monetization Trust
6.422% due 10/09/2029 (f)		$4,956	5,535
Jefferies Finance LLC
6.875% due 04/15/2022		7,950	7,672
LBG Capital No.2 PLC
12.750% due 08/10/2020	GBP	300	575
15.000% due 12/21/2019	EUR	1,100	1,818
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	6,100	9,983
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		$4,500	4,320
Navient Corp.
5.500% due 01/15/2019		13,750	13,544
5.625% due 08/01/2033		150	108
8.450% due 06/15/2018		3,400	3,680
Novo Banco S.A.
2.625% due 05/08/2017	EUR	200	218
4.750% due 01/15/2018		600	682
5.000% due 04/04/2019		311	357
5.000% due 04/23/2019		653	751
5.000% due 05/14/2019		431	495
5.000% due 05/21/2019		241	277
5.000% due 05/23/2019		240	276
5.875% due 11/09/2015		1,800	1,992

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		$3,610	$3,772
Rabobank Group
8.400% due 06/29/2017 (d)		700	763
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		2,900	2,893
6.299% due 05/15/2017		5,500	5,629
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		6,100	5,958
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	3,590	5,403
6.052% due 10/13/2039		1,962	3,206
TIG FinCo PLC
8.500% due 03/02/2020		687	1,126
8.750% due 04/02/2020		3,804	5,792
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$3,000	2,685
6.902% due 07/09/2020		11,000	10,822
Western Group Housing LP
6.750% due 03/15/2057		5,500	6,388

			178,242

INDUSTRIALS 14.8%
Anadarko Petroleum Corp.
7.000% due 11/15/2027		3,400	3,815
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,470	1,156
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		4,980	3,305
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		2,300	1,915
11.250% due 06/01/2017 ^		9,000	7,470
CCO Safari LLC
6.484% due 10/23/2045		6,221	6,452
6.834% due 10/23/2055		889	915
Chesapeake Energy Corp.
3.539% due 04/15/2019		90	76
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		2,000	1,920
Forbes Energy Services Ltd.
9.000% due 06/15/2019		1,164	858
Ford Motor Co.
7.700% due 05/15/2097		10,460	12,973
Gulfport Energy Corp.
7.750% due 11/01/2020		600	618
Harvest Operations Corp.
6.875% due 10/01/2017		1,073	995
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,400	1,084
iHeartCommunications, Inc.
9.000% due 09/15/2022		$1,200	1,085
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		4,030	3,778
Pertamina Persero PT
6.450% due 05/30/2044		11,154	10,903
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	1,888
Scientific Games International, Inc.
10.000% due 12/01/2022		$3,300	3,218
Sequa Corp.
7.000% due 12/15/2017		6,588	4,546
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,000	1,651
Tembec Industries, Inc.
9.000% due 12/15/2019		$2,100	1,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UCP, Inc.
8.500% due 10/21/2017		$2,000	$2,008
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	4,254	6,839
6.542% due 03/30/2021		1,696	2,793
Westmoreland Coal Co.
8.750% due 01/01/2022		$6,335	5,638

			89,611

UTILITIES 10.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		4,500	4,955
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		6,100	5,215
6.000% due 11/27/2023		15,900	14,689
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		300	296
Illinois Power Generating Co.
6.300% due 04/01/2020		3,035	2,762
7.000% due 04/15/2018		5,100	4,858
7.950% due 06/01/2032		500	472
Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	14,057
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		410	297
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		4,360	2,791
6.750% due 10/01/2023		3,424	2,217
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	470	485
3.163% due 03/17/2020		$270	244
4.875% due 03/17/2020		450	419
5.750% due 01/20/2020		220	213
6.625% due 01/16/2034	GBP	100	128
6.750% due 01/27/2041		$2,400	2,010
7.875% due 03/15/2019		6,900	7,193

			63,301

Total Corporate Bonds & Notes (Cost $334,017)			331,154

MUNICIPAL BONDS & NOTES 10.0%

CALIFORNIA 2.5%
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036		3,000	3,426
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		1,200	1,312
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039		1,650	2,089
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		7,500	8,442

			15,269

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		180	182
7.750% due 01/01/2042		330	327

			509

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	53

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 1.3%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	$6,500	$7,746

OHIO 4.3%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	27,300	26,221

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	835	624

WEST VIRGINIA 1.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	11,815	10,062

Total Municipal Bonds & Notes (Cost $55,305)		60,431

U.S. GOVERNMENT AGENCIES 2.9%
Fannie Mae
3.500% due 02/25/2042 (a)	1,549	216
4.500% due 11/25/2042 (a)	4,084	675
5.188% due 07/25/2025	7,100	7,196
6.060% due 01/25/2040 (a)	597	111
Freddie Mac
3.000% due 02/15/2033 (a)	3,320	430
3.500% due 12/15/2032 (a)	6,287	1,045
7.741% due 12/25/2027	5,100	5,211
11.502% due 09/15/2035	2,036	2,118
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	1,420	175
4.000% due 10/16/2042 - 10/20/2042 (a)	747	120

Total U.S. Government Agencies (Cost $16,999)		17,297

MORTGAGE-BACKED SECURITIES 29.1%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	188	160
6.000% due 07/25/2046 ^	954	793
Banc of America Funding Trust
3.117% due 01/20/2047 ^	54	46
6.000% due 01/25/2037	9,581	6,792
6.000% due 08/25/2037 ^	7,374	6,498
BCAP LLC Trust
2.685% due 05/26/2036	425	9
2.834% due 08/26/2037	14,610	8,948
4.471% due 07/26/2037	17,246	15,386
5.368% due 03/26/2037	1,635	536
6.250% due 11/26/2036	5,798	4,872
6.471% due 12/26/2035	5,391	4,358
6.807% due 05/26/2037	1,365	554
12.180% due 09/26/2036	5,639	4,647
20.623% due 06/26/2036	332	105
Bear Stearns ALT-A Trust
2.468% due 11/25/2035	10,004	7,899
2.593% due 11/25/2036	532	389
2.959% due 09/25/2035 ^	1,243	1,025
Chase Mortgage Finance Trust
2.425% due 12/25/2035 ^	17	16
5.500% due 05/25/2036 ^	68	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	$192	$193
6.000% due 09/25/2037	2,346	2,458
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	557	502
5.500% due 01/25/2036	1,379	1,234
5.500% due 03/25/2036 ^	206	175
5.534% due 04/25/2036 ^	2,144	1,671
5.750% due 01/25/2035	666	677
5.750% due 02/25/2035	743	731
5.750% due 12/25/2036 ^	1,227	975
6.000% due 02/25/2035	623	649
6.000% due 04/25/2036	848	738
6.000% due 05/25/2036 ^	4,279	3,763
6.000% due 04/25/2037 ^	2,953	2,361
6.000% due 05/25/2037 ^	3,845	3,145
6.000% due 08/25/2037 ^	1,822	1,414
6.250% due 11/25/2036 ^	1,321	1,251
6.250% due 12/25/2036 ^	893	734
6.500% due 08/25/2036 ^	781	607
Countrywide Home Loan Mortgage Pass-Through Trust
0.481% due 03/25/2035 ^	7,803	6,330
5.750% due 03/25/2037 ^	1,048	950
6.000% due 05/25/2036 ^	781	720
6.000% due 07/25/2037	3,622	3,140
6.250% due 09/25/2036 ^	1,180	1,099
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^	763	644
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	305	260
6.750% due 08/25/2036 ^	2,407	1,955
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036 ^	1,309	1,112
6.000% due 08/25/2036 ^	2,155	1,788
First Horizon Mortgage Pass-Through Trust
2.625% due 11/25/2035 ^	1,754	1,425
2.795% due 05/25/2037 ^	656	527
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	4,134	2,730
JPMorgan Alternative Loan Trust
2.525% due 03/25/2037 ^	2,074	1,635
2.596% due 03/25/2036 ^	3,410	2,724
2.642% due 05/25/2036 ^	3,127	2,559
6.310% due 08/25/2036 ^	2,435	2,005
JPMorgan Mortgage Trust
2.597% due 02/25/2036 ^	825	721
4.858% due 10/25/2035	501	489
6.000% due 08/25/2037 ^	372	346
6.500% due 09/25/2035	148	153
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	1,465	1,110
6.000% due 07/25/2037 ^	2,423	2,214
6.500% due 09/25/2037 ^	4,614	3,904
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^	793	667
Merrill Lynch Mortgage Investors Trust
2.734% due 03/25/2036 ^	2,798	1,895
Morgan Stanley Mortgage Loan Trust
4.824% due 05/25/2036 ^	4,178	3,291
Nomura Asset Acceptance Corp Alternative Loan Trust
4.976% due 05/25/2035	24	23
RBSSP Resecuritization Trust
0.345% due 02/26/2047	8,144	6,929
Residential Accredit Loans, Inc. Trust
3.430% due 12/26/2034 ^	2,165	1,837
6.000% due 06/25/2036 ^	1,773	1,477
6.000% due 08/25/2036 ^	601	500
6.000% due 12/25/2036 ^	1,247	1,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		$1,885	$1,562
6.000% due 02/25/2036		1,057	849
6.000% due 03/25/2037 ^		2,287	1,672
6.000% due 05/25/2037 ^		2,728	2,398
6.000% due 07/25/2037 ^		2,034	1,497
6.250% due 09/25/2037 ^		3,402	2,444
Residential Funding Mortgage Securities, Inc. Trust
3.395% due 09/25/2035		2,606	2,271
3.747% due 08/25/2036 ^		2,945	2,595
6.250% due 08/25/2036 ^		1,352	1,234
Structured Adjustable Rate Mortgage Loan Trust
2.454% due 11/25/2036 ^		4,459	3,660
4.952% due 01/25/2036 ^		3,759	2,946
5.226% due 07/25/2036 ^		1,141	968
Suntrust Adjustable Rate Mortgage Loan Trust
2.571% due 02/25/2037 ^		537	470
WaMu Mortgage Pass-Through Certificates Trust
4.363% due 02/25/2037 ^		1,078	1,006
4.474% due 05/25/2037 ^		2,663	2,511
4.536% due 07/25/2037 ^		1,915	1,785
6.041% due 10/25/2036 ^		1,441	1,215
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^		629	599
5.750% due 03/25/2037 ^		647	633

Total Mortgage-Backed Securities (Cost $167,297)			176,879

ASSET-BACKED SECURITIES 9.4%
Apidos CLO
3.930% due 07/22/2026		1,500	1,141
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		410	334
Countrywide Asset-Backed Certificates
0.331% due 12/25/2046		23,944	18,776
Fremont Home Loan Trust
0.341% due 01/25/2037		17,732	9,281
Greenpoint Manufactured Housing
8.140% due 03/20/2030		1,729	1,776
GSAA Home Equity Trust
5.772% due 11/25/2036 ^		2,317	1,371
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.351% due 07/25/2037		3,854	2,438
Lehman XS Trust
5.319% due 06/24/2046		5,429	4,550
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		519	525
Mid-State Trust
6.340% due 10/15/2036		1,411	1,537
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		978	732
Specialty Underwriting & Residential Finance Trust
0.691% due 09/25/2036		14,080	9,201
Taberna Preferred Funding Ltd.
0.639% due 12/05/2036		6,959	5,462

Total Asset-Backed Securities (Cost $56,268)			57,124

SOVEREIGN ISSUES 0.7%
Autonomous Community of Valencia
2.360% due 09/03/2017	EUR	2,500	2,830
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	204,000	1,185
4.750% due 04/17/2019	EUR	300	222

Total Sovereign Issues (Cost $4,761)			4,237

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG TopCo Ltd. (e)	496,900	$520

Total Common Stocks (Cost $737)		520

PREFERRED SECURITIES 5.4%

BANKING & FINANCE 4.6%
Citigroup Capital
7.875% due 10/30/2040	260,000	6,622
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)	16,900	21,168

		27,790

	SHARES	MARKET VALUE (000S)
UTILITIES 0.8%
Entergy Texas, Inc.
5.625% due 06/01/2064	197,400	$5,057

Total Preferred Securities (Cost $30,899)		32,847

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.1%

SHORT-TERM NOTES 0.4%
Federal Home Loan Bank
0.090% due 10/16/2015	$400	400
0.144% due 11/04/2015	1,200	1,200
0.193% due 01/22/2016	900	899

		2,499

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.7%
0.106% due 10/08/2015 - 01/28/2016 (c)(h)(j)	$10,468	$10,463

Total Short-Term Instruments (Cost $12,962)		12,962

Total Investments in Securities (Cost $690,335)		704,420

Total Investments 116.1% (Cost $690,335)		$704,420

Financial Derivative Instruments (g)(i) (0.2%) (Cost or Premiums, net $(1,599))		(964)

Preferred Shares (15.2%)		(92,450)

Other Assets and Liabilities, net (0.7%)		(4,032)

Net Assets Applicable to Common Shareholders 100.0%		$606,974

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG TopCo Ltd.	04/02/2015	$737	$520	0.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
MSC	0.600%	07/30/2015	10/30/2015	$(4,940)	$(4,940)
RDR	0.420%	08/03/2015	08/25/2015	(8,477)	(8,477)

Total Reverse Repurchase Agreements					$(13,417)

(1)	The average amount of borrowings outstanding during the period ended July 31, 2015 was $34,653 at a weighted average interest rate of 0.419%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of July 31, 2015:

(f)	Securities with an aggregate market value of $14,424 have been pledged as collateral under the terms of the following master agreements as of July 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
MSC	$0	$(4,940)	$0	$0	$(4,940)	$5,535	$595
RDR	0	(8,477)	0	0	(8,477)	8,890	413

Total Borrowings and Other Financing Transactions	$0	$(13,417)	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	55

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$26,433	$1,798	$(238)	$32	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/18/2019	$	275,000	$6,395	$2,798	$758	$0
Pay	3-Month USD-LIBOR	2.250%	12/17/2019		77,100	2,473	491	241	0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		201,500	32,806	39,381	1,567	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		352,400	2,917	(16,556)	0	(2,372)
Pay	6-Month AUD-BBR-BBSW	3.000%	12/17/2019	AUD	12,900	214	20	6	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		8,100	213	12	23	0

						$45,018	$26,146	$2,595	$(2,372)

Total Swap Agreements						$46,816	$25,908	$2,627	$(2,372)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2015:

(h)	Securities with an aggregate market value of $6,502 and cash of $9,444 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,627	$2,627	$0	$0	$(2,372)	$(2,372)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	08/2015	$		56,875		GBP	36,363	$0	$(89)
	09/2015		GBP	36,363	$		56,863	89	0
	06/2016		EUR	1,940			2,656	511	0
	06/2016	$		113		EUR	84	0	(21)

BPS	08/2015		BRL	3,597	$		1,060	9	0
	08/2015	$		1,146		BRL	3,597	0	(95)

BRC	06/2016		EUR	368	$		506	99	0

CBK	08/2015			112			121	0	(2)
	08/2015		GBP	742			1,150	0	(8)
	08/2015	$		628		GBP	405	5	0

DUB	06/2016		EUR	205	$		281	54	0
	06/2016	$		23		EUR	17	0	(4)

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	08/2015		AUD	1,087	$		835	$41	$0

HUS	08/2015	$		1,357		JPY	167,800	0	(3)
	09/2015		JPY	167,800	$		1,357	3	0

JPM	08/2015		EUR	197			216	0	(1)
	08/2015		GBP	1,063			1,659	0	(1)

MSB	08/2015		BRL	4,492			1,403	91	0
	08/2015		EUR	14,183			15,878	302	0
	08/2015		JPY	167,800			1,361	7	0
	08/2015	$		1,335		BRL	4,492	0	(23)
	09/2015			1,127			3,597	0	(88)
	06/2016		EUR	516	$		710	139	0

NAB	06/2016			1,123			1,542	300	0
	07/2016			70			95	18	0

SCX	08/2015	$		16,006		EUR	14,492	0	(90)
	09/2015		EUR	14,492	$		16,012	90	0

UAG	08/2015		BRL	4,492			1,341	29	0
	08/2015		GBP	35,367			55,516	285	0
	08/2015	$		1,323		BRL	4,492	0	(11)
	08/2015			632		GBP	404	0	(1)
	09/2015			1,327		BRL	4,492	0	(29)

Total Forward Foreign Currency Contracts								$2,072	$(466)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	$ 1,000	$(195)	$(87)	$0	$(282)

GST	Petrobras Global Finance BV	1.000%	09/20/2020	4.965%	10	(1)	(1)	0	(2)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	1,400	(278)	(116)	0	(394)

HUS	Petrobras Global Finance BV	1.000%	09/20/2020	4.965%	40	(6)	(1)	0	(7)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.755%	300	(25)	(18)	0	(43)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.297%	1,700	(353)	(126)	0	(479)

MYC	Petrobras International Finance Co.	1.000%	12/20/2019	4.755%	8,700	(805)	(443)	0	(1,248)

						$(1,663)	$(792)	$0	$(2,455)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	12,500	$17	$(140)	$0	$(123)

CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021		49,000	(47)	(436)	0	(483)
	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$	16,100	9	154	163	0
	Pay	3-Month USD-LIBOR	2.800%	08/24/2025		6,200	5	78	83	0

DUB	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		28,100	26	258	284	0
	Pay	3-Month USD-LIBOR	2.800%	08/24/2025		47,500	14	622	636	0

GLM	Pay	3-Month USD-LIBOR	2.150%	08/24/2020		67,400	58	622	680	0

MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	84,300	74	(904)	0	(830)

UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		61,900	(92)	(688)	0	(780)

							$64	$(434)	$1,846	$(2,216)

Total Swap Agreements							$(1,599)	$(1,226)	$1,846	$(4,671)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	57

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2015:

(j)	Securities with an aggregate market value of $3,961 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$600	$0	$0	$600	$(110)	$0	$0	$(110)	$490	$(470)	$20
BPS	9	0	0	9	(95)	0	(405)	(500)	(491)	273	(218)
BRC	99	0	0	99	0	0	0	0	99	0	99
CBK	5	0	246	251	(10)	0	(483)	(493)	(242)	350	108
DUB	54	0	920	974	(4)	0	0	(4)	970	(1,370)	(400)
GLM	41	0	680	721	0	0	0	0	721	(600)	121
GST	0	0	0	0	0	0	(396)	(396)	(396)	272	(124)
HUS	3	0	0	3	(3)	0	(529)	(532)	(529)	577	48
JPM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MSB	539	0	0	539	(111)	0	0	(111)	428	(540)	(112)
MYC	0	0	0	0	0	0	(2,078)	(2,078)	(2,078)	2,107	29
NAB	318	0	0	318	0	0	0	0	318	(270)	48
SCX	90	0	0	90	(90)	0	0	(90)	0	0	0
UAG	314	0	0	314	(41)	0	(780)	(821)	(507)	383	(124)

Total Over the Counter	$2,072	$0	$1,846	$3,918	$(466)	$0	$(4,671)	$(5,137)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$32	$0	$0	$2,595	$2,627

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,072	$0	$2,072
Swap Agreements	0	0	0	0	1,846	1,846

	$0	$0	$0	$2,072	$1,846	$3,918

	$0	$32	$0	$2,072	$4,441	$6,545

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,372	$2,372

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$466	$0	$466
Swap Agreements	0	2,455	0	0	2,216	4,671

	$0	$2,455	$0	$466	$2,216	$5,137

	$0	$2,455	$0	$466	$4,588	$7,509

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$(43,468)	$(43,466)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,068	$0	$8,068
Swap Agreements	0	240	0	0	17,211	17,451

	$0	$240	$0	$8,068	$17,211	$25,519

	$0	$242	$0	$8,068	$(26,257)	$(17,947)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(237)	$0	$0	$16,528	$16,291

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,165	$0	$1,165
Swap Agreements	0	(791)	0	0	(7,841)	(8,632)

	$0	$(791)	$0	$1,165	$(7,841)	$(7,467)

	$0	$(1,028)	$0	$1,165	$8,687	$8,824

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,969	$0	$10,969
Corporate Bonds & Notes
Banking & Finance	0	172,707	5,535	178,242
Industrials	0	87,604	2,007	89,611
Utilities	0	63,301	0	63,301
Municipal Bonds & Notes
California	0	15,269	0	15,269
Illinois	0	509	0	509
Nebraska	0	7,746	0	7,746
Ohio	0	26,221	0	26,221
Virginia	0	624	0	624
West Virginia	0	10,062	0	10,062
U.S. Government Agencies	0	17,297	0	17,297
Mortgage-Backed Securities	0	176,879	0	176,879
Asset-Backed Securities	0	57,124	0	57,124
Sovereign Issues	0	4,237	0	4,237
Common Stocks
Financials	0	0	520	520
Preferred Securities

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2015
Banking & Finance	$6,622	$21,168	$0	$27,790
Utilities	5,057	0	0	5,057
Short-Term Instruments
Short-Term Notes	0	2,499	0	2,499
U.S. Treasury Bills	0	10,463	0	10,463

Total Investments	$11,679	$684,679	$8,062	$704,420

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,627	0	2,627
Over the counter	0	3,918	0	3,918
	$0	$6,545	$0	$6,545

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,372)	0	(2,372)
Over the counter	0	(5,137)	0	(5,137)
	$0	$(7,509)	$0	$(7,509)

Totals	$11,679	$683,715	$8,062	$703,456

There were no significant transfers between Levels 1 and 2 during the period ended July 31, 2015.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2015	59

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

July 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2015:

Category and Subcategory	Beginning Balance at 07/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,261	$0	$(113)	$3	$1	$383	$0	$0	$5,535	$389
Industrials	2,328	1,993	(2,259)	(65)	100	(90)	0	0	2,007	13
Utilities	2,448	0	(2,341)	(2)	44	(149)	0	0	0	0
U.S. Government Agencies	42,379	0	0	0	0	31	0	(42,410)	0	0
Common Stocks
Financials	0	737	0	0	0	(217)	0	0	520	(217)

Totals	$52,416	$2,730	$(4,713)	$(64)	$145	$(42)	$0	$(42,410)	$8,062	$185

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,535	Proxy Pricing	Base Price	115.50
Industrials	2,007	Proxy Pricing	Base Price	100.00
Common Stocks
Financials	520	Other Valuation Techniques (2)	—	—

Total	$8,062

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques are not considered significant to the Fund.

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

July 31, 2015

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”), and the rules and regulations thereunder. PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II were organized as Massachusetts business trusts on the dates shown in the table below. Each fund is classified as a diversified fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PIMCO Corporate & Income Opportunity Fund	September 13, 2002
PIMCO Corporate & Income Strategy Fund	October 17,2001
PIMCO High Income Fund	February 18, 2003
PIMCO Income Strategy Fund	June 19, 2003
PIMCO Income Strategy Fund II	June 30, 2004

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

The Boards of Trustees (collectively, the “Board”) of the Funds approved a change of the fiscal year end of the PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund on December 16, 2014 as set forth in the table below:

Fund Name	Prior Fiscal Year End	Current Fiscal Year End	Effective Date
PIMCO Corporate & Income Opportunity Fund	November 30	July 31	December 16, 2014
PIMCO Corporate & Income Strategy Fund	October 31	July 31	December 16, 2014
PIMCO High Income Fund	March 31	July 31	April 1, 2015
PIMCO Income Strategy Fund	July 31	July 31	No change
PIMCO Income Strategy Fund II	July 31	July 31	No change

The preparation of each Fund’s financial statements reflects the change in the fiscal year end.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as

ANNUAL REPORT	JULY 31, 2015	61

Notes to Financial Statements (Cont.)

dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income, accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued ASU 2014-11 that expanded secured borrowing accounting for certain repurchase agreements. The ASU also

62	PIMCO CLOSED-END FUNDS

July 31, 2015

sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. PIMCO High Income Fund has adopted the ASU. All the Funds except for PIMCO High Income Fund have not yet adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions. See the Notes to Schedule of Investments for additional details. At this time, management is evaluating the implications of these changes on the financial statements of all Funds except PIMCO High Income Fund.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign

(non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a

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Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) securities, the NAV of a Fund’s shares may change at times when you cannot buy or sell shares. Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and

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out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage- related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including

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simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.

In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below- investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with

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debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders. A Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of July 31, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations (“CMOs”)  are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi- class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a

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higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Funds may invest in various tranches of CMO bonds, including support bonds.

Collateralized Debt Obligations (“CDOs”)  include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities (“SMBS”)  are derivative multi- class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in- kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at July 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

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securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed- upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon

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negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

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amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Credit default swaps on corporate or sovereign issues may be used to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the

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Notes to Financial Statements (Cont.)

current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund may, but is not required to, elect to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board of Trustees, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be

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more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to a Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, a Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to a Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the

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Notes to Financial Statements (Cont.)

Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be- Announced securities, delayed-delivery or sale-buyback transactions by and between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance,

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proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at the annual rates shown in the table below. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees, as applicable, paid to AGIFM prior to the close of business on September 5, 2014, are disclosed on the Statements of Operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate		AGIFM Rate
PIMCO Corporate & Income Opportunity Fund	0.65%	(1)	0.60%	(1)
PIMCO Corporate & Income Strategy Fund	0.81%	(1)	0.75%	(1)
PIMCO High Income Fund	0.76%	(1)	0.70%	(1)
PIMCO Income Strategy Fund	0.86%	(2)	0.75%	(2)
PIMCO Income Strategy Fund II	0.83%	(2)	0.75%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to its management fee arrangements under the Agreement described above.

Fund Expenses  Each Fund bears other expenses which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM, an affiliate of PIMCO that served as the investment manager of the PIMCO Managed Funds prior to the close of business on September 5, 2014, serves as investment adviser.

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Notes to Financial Statements (Cont.)

Prior to the close of business on September 5, 2014, including during the period of this report for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 annually, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz-Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed

Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual Funds within each grouping based on each such Fund’s relative net assets.

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the periods ended July 31, 2015, as indicated below, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Corporate & Income Opportunity Fund (a)	$43,426	$131,467
PIMCO Corporate & Income Strategy Fund (b)	43,634	49,821
PIMCO High Income Fund Fund (c)	6,094	17,221
PIMCO Income Strategy Fund (d)	54,705	40,825
PIMCO Income Strategy Fund II (d)	110,268	60,352

(a)	Period from December 1, 2014 to July 31, 2015
(b)	Period from November 1, 2014 to July 31, 2015
(c)	Period from April 1, 2015 to July 31, 2015
(d)	Period from August 1, 2014 to July 31, 2015

10. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund,

76	PIMCO CLOSED-END FUNDS

July 31, 2015

including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the periods ended July 30, 2015, as indicated below, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Corporate & Income Opportunity Fund (a)	$0	$54,067	$419,630	$373,340
PIMCO Corporate & Income Strategy Fund (b)	0	49,390	264,605	240,982
PIMCO High Income Fund Fund (c)	0	17,967	221,346	75,268
PIMCO Income Strategy Fund (d)	20,173	113,420	218,781	140,151
PIMCO Income Strategy Fund II (d)	42,874	145,836	487,481	293,077

(a)	Period from December 1, 2014 to July 31, 2015
(b)	Period from November 1, 2014 to July 31, 2015
(c)	Period from April 1, 2015 to July 31, 2015
(d)	Period from August 1, 2014 to July 31, 2015
†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the reporting periods ended July 31, 2015, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of July 31, 2015
PIMCO Corporate & Income Opportunity Fund
Series M	1,884	0.240%	0.140%	0.160%
Series T	1,770	0.260%	0.140%	0.200%
Series W	1,847	0.260%	0.100%	0.180%
Series TH	2,033	0.240%	0.140%	0.180%
Series F	1,984	0.240%	0.120%	0.160%

PIMCO Corporate & Income Strategy Fund
Series M	1,352	0.180%	0.105%	0.120%
Series T	1,352	0.195%	0.105%	0.150%
Series W	1,352	0.195%	0.075%	0.135%
Series TH	1,352	0.180%	0.105%	0.135%
Series F	1,352	0.180%	0.090%	0.120%

PIMCO High Income Fund
Series M	2,336	0.144%	0.112%	0.128%
Series T	2,336	0.208%	0.112%	0.160%
Series W	2,336	0.208%	0.080%	0.144%
Series TH	2,336	0.144%	0.112%	0.144%
Series F	2,336	0.160%	0.096%	0.128%

PIMCO Income Strategy Fund
Series T	766	1.401%	1.369%	1.401%
Series W	699	1.401%	1.368%	1.401%
Series TH	586	1.400%	1.367%	1.397%

ANNUAL REPORT	JULY 31, 2015	77

Notes to Financial Statements (Cont.)

Fund Name	Shares Issued and Outstanding	High	Low	As of July 31, 2015
PIMCO Income Strategy Fund II
Series M	721	1.400%	1.368%	1.400%
Series T	881	1.401%	1.369%	1.401%
Series W	671	1.401%	1.368%	1.401%
Series TH	753	1.400%	1.367%	1.397%
Series F	672	1.400%	1.369%	1.399%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined in the table below:

Fund Name		Applicable % (1)		Reference Rate		Maximum Rate
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		150%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund (2)	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFL
PIMCO Income Strategy Fund II (2)	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFN

(1)	Applicable % is dependent on credit rating of the ARPS.
(2)	The Maximum Rate is the higher of a) the product of the Applicable % and Reference Rate or b) 1.25% plus the Reference Rate.

The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On January 16, 2015, PIMCO Corporate & Income Opportunity Fund, and on September 19, 2014, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (for purposes of this discussion each a “Fund” and collectively the “Funds”) each commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to a percentage of the ARPS’ per share liquidation preference and any unpaid dividends accrued through the expiration of the tender offers (each, a “Tender Offer” and, together, the “Tender Offers”). The price and per share liquidation preference for each Fund can be found in the table below. In addition, each tendering ARPS holder received one non-transferrable contingent payment right, less any applicable holding taxes and without interest. The contingent payment right represents a non-transferrable contractual right of any ARPS holder who participates in a Tender Offer to receive an additional payment from a Fund if such Fund completes an additional Tender

78	PIMCO CLOSED-END FUNDS

July 31, 2015

Offer for its ARPS or a voluntary redemption of its ARPS during the three-hundred and sixty-five (365) calendar days following the expiration date of the Tender Offer, and such subsequent Tender Offer or voluntary redemption is for a price per ARPS that is greater than such Fund’s tender offer price. The additional payment would be equal to the number of ARPS accepted for payment in such Fund’s Tender Offer multiplied by the price differential per share between the price received in the Tender Offer and the price of such subsequent Tender Offer or voluntary redemption by such Fund.

Fund Name	Price Percentage	Liquidation Preference Per Share	Price Per Share
PIMCO Corporate & Income Opportunity Fund	87%	$25,000	$21,750
PIMCO Income Strategy Fund	90%	25,000	22,500
PIMCO Income Strategy Fund II	90%	25,000	22,500

On February 27, 2015, the PIMCO Corporate & Income Opportunity Fund, and on October 31, 2014, the PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, announced the expiration and results of the Tender Offers. PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II accepted for payment 3,482, 1,108 and 2,742 ARPS, respectively, which represented approximately 27%, 35% and 43%, respectively, of their outstanding ARPS. The ARPS of the Funds that were not tendered remain outstanding.

Details of the ARPS tendered and not withdrawn per series for the reporting periods ended July 31, 2015 are provided in the table below:

Fund Name	ARPS Tendered	Cash Exchanged for ARPS Tendered	ARPS Outstanding After Tender Offer
PIMCO Corporate and Income Opportunity Fund
Series M	716	$15,573,000	1,884
Series T	830	18,052,500	1,770
Series W	753	16,377,750	1,847
Series TH	567	12,332,250	2,033
Series F	616	13,398,000	1,984
PIMCO Income Strategy Fund
Series T	287	$6,457,500	766
Series W	354	7,965,000	699
Series TH	467	10,507,500	586
PIMCO Income Strategy Fund II
Series M	567	$12,757,500	721
Series T	407	9,157,500	881
Series W	617	13,882,500	671
Series TH	535	12,037,500	753
Series F	616	13,860,000	672

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened by or against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by

BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all

ANNUAL REPORT	JULY 31, 2015	79

Notes to Financial Statements (Cont.)

of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of July 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post-October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PIMCO Corporate & Income Opportunity Fund	$8,463	$—	$71,158	$(9,204)	$(90,028)	$—	$—
PIMCO Corporate & Income Strategy Fund	3,005	—	39,363	(4,371)	(17,636)	—	—
PIMCO High Income Fund	—	—	104,695	(15,304)	(819,542)	—	—
PIMCO Income Strategy Fund	1,827	—	16,795	(2,285)	(135,858)	(10,047)	—
PIMCO Income Strategy Fund II	6,730	—	35,831	(4,746)	(354,183)	(27,330)	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, market discount and premium amortization, defaulted securities, paydown adjustments and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through July 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through July 31, 2015 and ordinary losses realized during the period January 1, 2015 through July 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of July 31, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	07/31/2016	07/31/2017	07/31/2018	07/31/2019
PIMCO Corporate & Income Opportunity Fund	$—	$—	$—	$—
PIMCO Corporate & Income Strategy Fund	—	—	—	—
PIMCO High Income Fund	195,114	488,807	—	—
PIMCO Income Strategy Fund	—	21,867	106,315	—
PIMCO Income Strategy Fund II	—	67,542	277,492	—

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of July 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Corporate & Income Opportunity Fund	$90,028	$—
PIMCO Corporate & Income Strategy Fund	17,636	—
PIMCO High Income Fund	135,621	—
PIMCO Income Strategy Fund	7,676	—
PIMCO Income Strategy Fund II	9,149	—

80	PIMCO CLOSED-END FUNDS

July 31, 2015

As of July 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Corporate & Income Opportunity Fund	$1,262,741	$60,951	$(18,513)	$42,438
PIMCO Corporate & Income Strategy Fund	720,344	30,222	(9,331)	20,891
PIMCO High Income Fund	1,211,261	74,688	(36,570)	38,118
PIMCO Income Strategy Fund	337,884	13,962	(5,974)	7,988
PIMCO Income Strategy Fund II	690,262	28,214	(14,056)	14,158

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to wash sale loss deferrals, market discount and premium amortization, defaulted securities, paydown adjustments and Lehman securities for federal income tax purposes.

For the fiscal year ended July 31, 2015 and each Fund’s respective previous fiscal year ends, the Funds made the following tax basis distributions (amounts in thousands):

	Period from December 1, 2014 to July 31, 2015			Year Ended November 30, 2014			Year Ended November 30, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Corporate & Income Opportunity Fund	$119,345	$—	$—	$109,212	$127,651	$—	$125,268	$52,667	$—

	Period from November 1, 2014 to July 31, 2015			Year Ended October 31, 2014			Year Ended October 31, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Corporate & Income Strategy Fund	$52,804	$—	$—	$51,814	$36,417	$—	$59,775	$—	$—

	Period from April 1, 2015 to July 31, 2015			Year Ended March 31, 2015			Year Ended March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO High Income Fund	$41,802	$—	$19,452	$182,636	$—	$—	$167,299	$—	$13,720

	Year Ended July 31, 2015			Year Ended July 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Income Strategy Fund	$31,650	$—	$—	$28,293	$—	$—
PIMCO Income Strategy Fund II	67,376	—	—	58,815	—	—

(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 3, 2015, the following distributions were declared to common shareholders payable September 1, 2015 to shareholders of record on August 13, 2015:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.121875 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

ANNUAL REPORT	JULY 31, 2015	81

Notes to Financial Statements (Cont.)

July 31, 2015

On September 1, 2015, the following distributions were declared to common shareholders payable October 1, 2015 to shareholders of record on September 11, 2015:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.103460 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

There were no other subsequent events identified that require recognition or disclosure.

82	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, and PIMCO Income Strategy Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (the “Funds”) at July 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

September 23, 2015

ANNUAL REPORT	JULY 31, 2015	83

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Dain Rausher, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	MBC	HSBC Bank Plc	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
FOB	Credit Suisse Securities (USA) LLC	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	CDO	Collateralized Debt Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation

84	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income, the dividend received deduction, foreign source income earned by the fund, and any foreign tax credits being passed through to shareholders.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended July 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

PIMCO Corporate & Income Opportunity Fund	3.36%
PIMCO Corporate & Income Strategy Fund	5.21%
PIMCO High Income Fund	1.94%
PIMCO Income Strategy Fund	3.93%
PIMCO Income Strategy Fund II	4.89%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund's fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

PIMCO Corporate & Income Opportunity Fund	3.36%
PIMCO Corporate & Income Strategy Fund	5.21%
PIMCO High Income Fund	1.94%
PIMCO Income Strategy Fund	3.93%
PIMCO Income Strategy Fund II	4.89%

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Qualified Interest Income (000s)	Qualified Short Term Capital Gain (000s)
PIMCO Corporate & Income Opportunity Fund	$—	$—
PIMCO Corporate & Income Strategy Fund	—	—
PIMCO High Income Fund	—	—
PIMCO Income Strategy Fund	19,647	—
PIMCO Income Strategy Fund II	33,815	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	JULY 31, 2015	85

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

PIMCO Corporate & Income Strategy Fund and PIMCO Corporate & Income Opportunity Fund held their annual meetings of shareholders on April 30, 2015. Shareholders voted as indicated below:

PIMCO Corporate & Income Opportunity Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	60,437,951	2,004,532
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	60,610,055	1,832,428
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	60,575,701	1,866,782

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, James A. Jacobson, William B. Ogden, IV, and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Corporate & Income Strategy Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2016-2017 fiscal year	33,662,224	763,084
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	33,535,288	890,019
Re-election of Alan Rappaport — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	33,630,276	795,032
Re-election of Hans W. Kertess* — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	5,147	221

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson and John C. Maney continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee
†	Interested Trustee

PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO High Income Fund held their annual meetings of shareholders on June 30, 2015. Shareholders voted as indicated below.

PIMCO Income Strategy Fund	Affirmative	Withheld Authority
Election of Craig A. Dawson† — Class III to serve until the annual Meeting for the 2015-2016 fiscal year	21,857,091	558,862
Election of Deborah A. DeCotis* — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	1,255	2
Re-election of James A. Jacobson — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	21,814,778	601,175
Election of Hans W. Kertess* — Class I to serve until the annual Meeting for the 2016-2017 fiscal year	1,255	2
Election of Alan Rappaport — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	21,828,051	587,902

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, William B. Ogden, IV and John C. Maney continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

PIMCO High Income Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting for the 2018-2019 fiscal year	102,604,495	3,864,747
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2018-2019 fiscal year	102,856,946	3,611,197

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, James A. Jacobson, Alan Rappaport and Craig A. Dawson continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Income Strategy Fund II	Affirmative	Withheld Authority
Election of Craig A. Dawson† — Class I to serve until the annual meeting for the 2017-2018 fiscal year	50,900,494	1,222,687
Re-election of William B. Ogden, IV* — Class I to service until the annual meeting for the 2017-2018 fiscal year	2,081	38
Re-election of Alan Rappaport — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	50,815,518	1,307,663
Re-election of Bradford K. Gallagher* — Class II to serve until the annual Meeting for the 2015-2016 fiscal year	2,081	38

The other members of the Board of Trustees at the time of the meeting, namely, Ms. DeCotis and Messrs. Hans W. Kertess, James A. Jacobson and John C. Maney continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

86	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees/Changes to Portfolio Managers

(Unaudited)

Changes to Boards of Trustees

Effective at the close of business on September 5, 2014, Craig A. Dawson became a Class II Trustee of PIMCO High Income Fund, a Class III Trustee of PIMCO Income Strategy Fund, PIMCO Corporate & Income Strategy Fund and PIMCO Corporate & Income Opportunity Fund and a Class I Trustee of PIMCO Income Strategy Fund II.

Effective September 17, 2014, Alan Rappaport was appointed as a Class II Trustee of PIMCO Income Strategy Fund.

Effective November 6, 2014, Marti P. Murray and Alan B. Miller resigned as Trustees of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

Effective December 16, 2014, Hans. W. Kertess and Deborah A. DeCotis, currently a Class I and Class II Trustee of PIMCO Income Strategy Fund, respectively, were appointed as Trustees to be elected by preferred shareholders of the Fund voting as a separate class (“Preferred Share Trustees”) to fill the vacancies on the Board of Trustees of the Fund created by the respective resignations of Alan B. Miller and Marti P. Murray.

Effective December 16, 2014, Bradford K. Gallagher and William B. Ogden IV, currently a Class II and Class I Trustee of PIMCO Income Strategy Fund II, respectively, were appointed as Preferred Share Trustees of the Fund to fill the vacancies on the Board of Trustees of the Fund created by the respective resignations of Alan B. Miller and Marti P. Murray.

Changes to Portfolio Managers

Effective as of September 26, 2014, Alfred Murata and Mohit Mittal replaced William Gross as portfolio managers for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

Mr. Murata is a managing director and portfolio manager in PIMCO’s Newport Beach office on the mortgage credit team. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Mr. Mittal is a managing director and portfolio manager in PIMCO’s Newport Beach office. He manages investment grade credit and unconstrained bond portfolios and is the current chair for the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007. He has 7 years of investment experience and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

The Morningstar Fixed-Income Fund Manager of the Year award is based on the strength of the manager, performance, strategy, and firm stewardship.

ANNUAL REPORT	JULY 31, 2015	87

Investment Strategy Updates

Effective January 16, 2015, PIMCO Corporate & Income Strategy Fund and PIMCO Corporate & Income Opportunity Fund amended an existing non-fundamental investment policy, such that each Fund (i) will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by Standard & Poor’s Financial Services, LLC (“S&P”) and Fitch, Inc. and Caa1 or lower by Moody’s Investors Services Inc. (“Moody’s”), or that are unrated but determined by PIMCO to be of comparable quality, and (ii) may invest without limitation in mortgage-related and other asset-backed securities regardless of rating. Prior to the amendment, each Fund (i) would usually attempt to maintain a portfolio with an average credit quality that is investment grade, rated at least Baa3 by Moody’s or BBB- by S&P or based, with respect to unrated securities, on comparable credit quality determinations made by PIMCO; (ii) within the investment grade spectrum, would tend to focus on corporate debt obligations rated in the lowest investment grade category (Baa by Moody’s or BBB by S&P); (iii) had the flexibility to invest up to 50% of its total assets in debt securities that are below investment grade quality, including unrated securities, with no exception for mortgage-related or other asset-backed securities; and (iv) would normally focus such investments in the highest non-investment grade category (rated Ba by Moody’s or BB by S&P).

Effective January 16, 2015, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II amended an existing non-fundamental investment policy, such that each Fund (i) will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch, Inc. and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality, and (ii) may invest without limitation in mortgage-related and other asset-backed securities regardless of rating. Prior to the amendment, each Fund could not invest more than 20% of its total assets in securities that, at the time of purchase, were rated CCC/Caa or lower by each agency rating the security, or were unrated but were judged by PIMCO to be of comparable quality, with no exception for mortgage-related and other asset-backed securities.

Effective December 22, 2014, each Fund amended an existing non-fundamental investment policy, such that each Fund may now invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Prior to the amendment, PIMCO Corporate & Income Strategy Fund and PIMCO Corporate & Income Opportunity Fund could invest up to 10% of their total assets in securities of issuers located in emerging market countries, PIMCO High Income Fund could invest up to 10% of its total assets in securities that are economically tied to emerging market countries and PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II could each invest up to 25% of their total assets in securities and instruments economically tied to emerging market countries, and these limitations did not include an exception for investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity.

In addition, effective December 22, 2014, each Fund adopted a non-fundamental investment policy permitting each Fund to invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in each Fund’s prospectus, Statement of Information or shareholder reports in effect from time to time.

In addition, each Fund has adopted the following investment policy: The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policies described above:

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of a Fund’s common shares or common share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of a particular security. As a result, a Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent a Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly

88	PIMCO CLOSED-END FUNDS

(Unaudited)

important, and there can be no assurance that PIMCO will be successful in this regard.

A Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Under the policies, a Fund may invest in securities rated in the lower rating categories (Caa1 or lower by Moody’s or CCC or lower by either S&P or Fitch) or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. For these securities, the risks associated with below investment grade instruments are more pronounced. A Fund may also purchase defaulted or stressed securities, which involve heightened risks.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk — the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Due to their often complicated structures, various mortgage-related and asset-backed securities may be difficult to value and may constitute illiquid investments. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Investments in below investment grade and mortgage-related and other asset-backed securities may involve particularly high levels of risk.

Investments in emerging market countries pose a greater degree of risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Other heightened risks associated with emerging market investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities; (iv) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (v) less publicly available financial and other information regarding issuers; (vi) potential difficulties in enforcing contractual obligations; and (vii) higher rates of inflation, higher interest rates and other economic concerns.

Investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises (together “Foreign Government Securities”) can involve risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are heightened with respect to the Fund’s investments in Foreign Government Securities of emerging market countries.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

ANNUAL REPORT	JULY 31, 2015	89

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of each Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

90	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

ANNUAL REPORT	JULY 31, 2015	91

Management of the Funds

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Director During the Past 5 Years

Independent Trustees

Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee of PHK, PTY and PFL since 2003, Trustee of PCN since 2002 and Trustee of PFN since 2004, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PTY, for the 2016-2017 fiscal year for PFL, PFN and PHK and for the 2017-2018 fiscal year for PCN.	President, H. Kertess & Co., a financial advisory company. Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	93	None

Deborah A. DeCotis 1952	Trustee	Trustee of each Fund since 2011, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PCN and PFN, for the 2017-2018 fiscal year for PTY and PFL and the 2018-2019 fiscal year for PHK.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2009); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	93	None

Bradford K. Gallagher 1944	Trustee	Trustee of each Fund since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PFL and PFN, the 2016-2017 fiscal year for PTY and PCN and the 2017-2018 fiscal year for PHK.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012) and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).	93	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Trustee of PCN, PTY and PHK since 2009, Trustee of PFL since 2012 and Trustee of PFN since 2013, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PCN, the 2016-2017 fiscal year for PTY and PFN and the 2017-2018 fiscal year for PFL and PHK.	Retired. Trustee since 2002 and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. (2003-2008).	93	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PTY, the 2016-2017 fiscal year for PFL and PHK, the 2017-2018 fiscal year for PCN and PFN.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	93	None

Alan Rappaport 1953	Trustee	Trustee of each Fund (except PFL and PFN) since 2010 of PFN since 2012 and of PFL since 2014, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PTY, the 2016-2017 fiscal year for PHK, and the 2017-2018 fiscal year for PCN, PFL and PFN.	Advisory Director (formerly Vice Chairman) Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University School of Business (since 2013) Trustee, American Museum of Natural History (since 2005); Trustee, NYU Langone Medical Center (since 2007), and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	93	None

92	PIMCO CLOSED-END FUNDS

(Unaudited)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Director During the Past 5 Years

Interested Trustees

Craig A. Dawson* 1968	Trustee	Trustee of each Fund since 2014, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PFL, for the 2016-2017 fiscal year for PCN and the 2017-2018 fiscal year for PTY, PFN and PHK.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None

John C. Maney** 1959	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PFL, the 2016-2017 fiscal year for PCN and PFN, for the 2017-2018 fiscal year for PTY and for the 2018-2019 fiscal year for PHK.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

* Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

** Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

ANNUAL REPORT	JULY 31, 2015	93

Management of the Funds (Cont.)

(Unaudited)

Officers

Name And Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.

Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Vadim Avdeychik 1979	Assistant Secretary	Since 2015	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Formerly, Associate, Willkie Farr and Gallagher LLP and ERISA Enforcement Advisor, Employee Benefits Security Administration.

Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

1 The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

AGIFM personnel served as Fund officers through the close of business on September 5, 2014, but were replaced with the PIMCO personnel listed above effective as of the close of business on September 5, 2014, in connection with the transition to PIMCO as the Funds’ investment manager.

94	PIMCO CLOSED-END FUNDS

Matters Relating to the Trustees’ Consideration of the Annual Renewal of the Investment Management Agreement

(Unaudited)

At an in-person meeting held on June 2, 2015 (the “Approval Meeting”), the Board of Trustees or Directors (for purposes of this disclosure, all Board members are hereinafter referred to as “Trustees”) of the Funds (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Act) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on September 5, 2015. For purposes of the annual contract review process, the Independent Trustees designated one Independent Trustee to lead the process on their behalf (the “Lead Independent Trustee”). Prior to the Approval Meeting, the Independent Trustees or the Lead Independent Trustee, on April 3, April 8, April 16 and April 30, 2015, participated in conference calls and in-person meetings with members of management and PIMCO personnel. In addition, in each case, on April 3, April 8, April 16 and April 30, 2015, counsel to the Independent Trustees (“Independent Counsel”) also participated to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On May 8, 2015, PIMCO provided materials to the Independent Trustees for their consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement. On May 19, 2015, the Lead Independent Trustee met with PIMCO to discuss certain aspects of those materials.

On May 22, 2015, the Independent Trustees held a meeting via conference call (collectively with the April 3, April 8, April 16, April 30 and May 19, 2015 meetings and the Approval Meeting, the “Contract Renewal Meetings”), at which they gave preliminary consideration to the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Independent Trustees also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel. Following the May 22 meeting, the Independent Trustees requested certain follow-up information from PIMCO, which PIMCO provided in connection with the Approval Meeting.

At the Approval Meeting, PIMCO presented certain additional supplemental information to the Independent Trustees regarding the Funds and responded either orally or in writing to various follow-up questions and requests from the Independent Trustees. Following the presentation, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and, with respect to each Fund, the performance of an applicable benchmark index, if any, (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds identified by Lipper (the “Lipper expense group”) as well as of a larger sample of comparable funds identified by Lipper (the “Lipper expense universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO with similar investment strategies to those of the Funds, (v) the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2014, based on its role as sub-adviser to the Funds prior to September 5, 2014 and as investment manager to the Funds from September 5, 2014 through December 31, 2014, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) a comparison of each Fund’s annualized total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under the unified fee arrangements (the “Unified Fee Arrangements”) for the period from September 6, 2014 to December 31, 2014 with each Fund’s annualized total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under its prior investment

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Matters Relating to the Trustees’ Consideration of the Annual Renewal of the Investment Management Agreement (Cont.)

management agreement with Allianz Global Investors Fund Management LLC (“AGIFM”) for the period from January 1, 2014 to September 5, 2014, (x) a summary composite of each Fund’s management fees, total expense ratio as a percentage of average net assets attributable to common shares and performance information presented relative to the median performance and expense ratio of the Fund’s Lipper performance universe and Lipper expense universe, respectively (the “Fund Scoring Summary”), (xi) fact cards for each Fund that included comparisons of each Fund’s total expense ratio based on average net assets and average managed assets (excluding interest and borrowing expenses) relative to its Lipper expense group median, and (xii) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees also took into account that the Funds’ current fee and expense arrangements were closely reviewed in 2014 in connection with the proposed transition from AGIFM to PIMCO as the Funds’ investment manager, and that the Agreement had been approved by the shareholders of each Fund at special shareholder meetings in 2014.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper expense group and Lipper expense universe for each Fund. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the Unified Fee Arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ Unified Fee Arrangements cover Operating Expenses (defined below) that are typically paid for or incurred by peer funds directly in addition to their management fees as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups and Lipper expense universes presented for comparison with the Funds.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its Unified Fee Arrangement was above the median contractual management fee of the other funds in its Lipper expense group, calculated both on average net assets and on average total managed assets (except PTY, the management fee of which was below its Lipper expense group median calculated both on average net assets and on average total managed assets). However, in this regard, the Trustees took into account that each Fund’s Unified Fee Arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) and therefore would tend to be higher than the contractual management fee rates of other funds in the Lipper expense groups, which generally

96	PIMCO CLOSED-END FUNDS

(Unaudited)

do not have a unified fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the Unified Fee Arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to fee and expense structures, such as the structure in place for the Funds prior to September 6, 2014, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) can vary significantly over time. The Trustees also considered that the Unified Fee Arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses). In this regard, the Trustees noted that PIMCO has already borne significant costs that would have otherwise been borne directly by the Funds, such as the costs associated with aligning certain Funds’ fiscal year ends.

The Trustees noted that each Fund’s total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under the investment management agreement with AGIFM from January 1, 2014 to September 5, 2014 (presented on a pro forma, annualized basis) was generally similar to the total expense ratio (excluding interest and borrowing expenses) under the Unified Fee Arrangements with PIMCO from September 6, 2014 to December 31, 2014 (presented on a pro forma, annualized basis). The Trustees noted that the total expense ratio (excluding interest and borrowing expenses) as a percentage of average net assets attributable to common shareholders for PHK was higher under the Unified Fee Arrangements than it was under the investment management agreement with AGIFM (the “pre-transition period”), the total expense ratios (excluding interest and borrowing expenses) as a percentage of average net assets attributable to common shareholders for PCN and PFN under the Unified Fee Arrangements were slightly lower than they were during the pre-transition period and the total expense ratios (excluding interest and borrowing expenses) as a percentage of average net assets attributable to common shareholders for PFL and PTY under the Unified Fee Arrangements was the same as the pre-transition period. It was noted that, with respect to PHK, the increase was largely due to decreased average net assets attributable to common shares.

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2014. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses and performance against those of its Lipper performance universe and Lipper expense universe by identifying a Fund’s ranking among its Lipper performance universe and Lipper expense universe as above-median or below median with respect to various fee/expense categories (management fees and total expenses) and performance periods (one-year, three-year and five-year), as well as averages of such rankings for each Fund. In addition, the Trustees also reviewed fact cards for each Fund that included comparisons of each Fund’s total expense ratio based on average net assets (excluding interest and borrowing expenses) and average managed assets (excluding interest and borrowing expenses) relative to its Lipper expense group median.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

Among other information, the Trustees took into account the following regarding particular Funds.

PTY

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $342.4 million to $1.945 billion, and that one of the funds in the group was larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average net assets and average managed assets the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses)

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Matters Relating to the Trustees’ Consideration of the Annual Renewal of the Investment Management Agreement (Cont.)

calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which consisted of twenty-seven funds.

PCN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had second quintile performance for the one-year period and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $342.4 million to $689.3 million, and that one of the funds in the group was larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average net assets and average managed assets the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which consisted of twenty-seven funds.

PHK

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and second quintile performance for the ten-year period ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $342.4 million to $1.945 billion, and that one of the funds in the group was larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which consisted of twenty-seven funds.

PFL

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had second quintile performance for the one-year, three-year period, and five-year period, and fourth quintile performance for the ten-year period ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of eight funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $174.6 million to $689.3 million, and that four of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average net assets and average managed assets the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets, the Trustees noted that the Fund’s

98	PIMCO CLOSED-END FUNDS

(Unaudited)

total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which consisted of twenty-seven funds.

PFN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had second quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $342.4 million to $689.3 million, and that one of the funds in the group was larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average net assets and average managed assets the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which consisted of twenty-seven funds.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds, including any similar open-end funds. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by any open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend.

The Trustees also took into account that the Funds have Preferred Shares outstanding and use leverage, such as by the use of reverse repurchase agreements, which increases the amount of management fees payable by the Funds under the Agreement (because each Fund’s fees are calculated either based on net assets including assets attributable to preferred shares outstanding or based on total managed assets, including assets attributable to preferred shares and certain other forms of leverage outstanding). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive may be greater under the Unified Fee Arrangements because the contractual management fee rates under the Unified Fee Agreements are higher for each Fund than the Fund’s management fee would otherwise be if it did not cover the Fund’s Operating Expenses – i.e., in comparison to their non-unified management fee rates in place prior to September 6, 2014. Therefore, the total fees paid by each Fund to PIMCO under the Unified Fee Arrangements will vary more with increases and decreases in applicable leverage incurred by a Fund than under its prior non-unified fee arrangement, all things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

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Matters Relating to the Trustees’ Consideration of the Annual Renewal of the Investment Management Agreement (Cont.)

(Unaudited)

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) information regarding the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2014 for serving as the Funds’ sub-adviser from January 1, 2014 through the close of business on September 5, 2014, and for serving as the Funds’ investment manager from September 6, 2014 through December 31, 2014; and (ii) a comparison of the estimated pro forma profitability for the one-year period ended December 31, 2014 previously provided to the Board in connection with the initial approval of the Agreement, which assumed that PIMCO served as the Funds’ investment manager for the entire one-year period, against the estimated profitability to PIMCO during calendar year 2014. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees and, as closed-end investment companies, the Funds did not at the time of the review intend to raise additional assets, so the assets of the Funds were expected to grow (if at all) principally through the investment performance of each Fund and/or the increased use of leverage. The Trustees also considered that the Unified Fee Arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ Unified Fee Arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the Unified Fee Arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

100	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	JULY 31, 2015	101

Privacy Policy1 (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

102	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

CEF3011AR_073115

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	July 31, 2015	$ 38,896
	October 31, 2014	$ 43,616
(b)	Fiscal Year Ended	Audit-Related Fees
	July 31, 2015	$ 16,480
	October 31, 2014	$ 16,480
(c)	Fiscal Year Ended	Tax Fees
	July 31, 2015	$ 16,470
	October 31, 2014	$ 16,470
(d)	Fiscal Year Ended	All Other Fees(1)
	July 31, 2015	$ —
	October 31, 2014	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Entity		Aggregate Non-Audit Fees Billed to Entity
		July 31, 2015	October 31, 2014
PIMCO Corporate & Income Strategy Fund	$	32,950	$32,950
Pacific Investment Management Company LLC (“PIMCO”)		9,815,893	6,692,504
Total	$	9,848,843	$6,725,454

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 25, 2015, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO Corporate & Income Strategy Fund (the “Fund”):

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of July 31, 2015, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred T. Murata	9	58,044.23	3	7,863.67	8	593.87

Mohit Mittal	4	2,827.45	8	4,699.97	80	32,211.91*

*Of these Other Accounts,     4     account(s) totaling   634.50   million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of July 31, 2015 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•        PIMCO’s pay practices are designed to attract and retain high performers.

•        PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•        PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•        PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation - Long-Term Incentive Plan (LTIP) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•        3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•        Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•        Amount and nature of assets managed by the portfolio manager;

•        Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•        Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•        Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•        Contributions to asset retention, gathering and client satisfaction;

•        Contributions to mentoring, coaching and/or supervising; and

•        Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of July 31, 2015:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of July 31, 2015
Alfred T. Murata	None
Mohit Mittal	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Strategy Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	September 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	September 25, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	September 25, 2015